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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08415

Evergreen Fixed Income Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116

(Address of principal executive offices)   (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code:	(617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for 5 of its series, Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Mortgage Securities Fund, Evergreen Strategic Income Fund and Evergreen U.S. Government Fund, for the year ended April 30, 2003. These 5 series have a 4/30 fiscal year end.
Date of reporting period:	04/30/2003

Item 1 - Reports to Stockholders.

Evergreen Diversified Bond Fund

Evergreen Diversified Bond Fund: Annual Report as of April 30, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS' REPORT
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

June 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder,

We are pleased to present the annual report for Evergreen Diversified Bond Fund, which covers the twelve-month period ended April 30, 2003.

Market analysis

The past twelve months have proven to be an extraordinary period for investors in the financial markets. The uneven domestic recovery and accompanying profit weakness has been compounded by investor concern due to the geopolitical threats of war and terror. In addition, the corporate accounting irregularities have further eroded investor confidence. The result has been a volatile equity market, leading to increased investor attention on asset allocation and risk aversion. Those investors properly allocated within most fixed income securities have been able to generate higher relative returns than those emphasizing single sector or single asset class strategies.

Perhaps the wildest ride for investors has occurred within the U.S. government bond market. After the economy produced larger than expected job growth in the early spring of 2002, the yield on the 10-year Treasury bond surged to 5.4%. As the rumors of the death of higher unemployment proved premature, the yield on the 10-year gradually diminished throughout last summer. Rising unemployment and slower than expected economic growth were joined by fears of war and terror to result in a surge of interest in U.S. Government bonds. This flight to quality was due to the perceived safety of Treasury securities by investors. Indeed, by the end of the third quarter, the yield on the 10-year Treasury fell to 3.6%, which occurred despite the rising federal budget deficit. As economic growth remained slow throughout the second half of last year, dampened by geopolitical threats, the Federal Reserve surprised investors with a larger than expected 50-basis point cut in its target for the Federal Funds rate last November. After temporarily climbing above 4% early in 2003, the 10-year Treasury has once again exceeded last year's lows.

1

LETTER TO SHAREHOLDERS continued

Investors in government bonds were not the only beneficiaries of bond market performance within the past year. After a dismal start, the corporate bond market began a steady improvement in the second half of 2002, followed by improved momentum thus far in 2003. The corporate accounting scandals led to many rating downgrades and credibility issues for Corporate America, and bond investors demanded increased premiums to compensate for these risks. After painstaking steps on the part of many corporations to address their operating and credibility problems in late 2002, investors once again began nibbling in corporate bonds and spreads began to narrow by the end of last year. As investors became more comfortable with the strengthening of U.S. balance sheets in 2003, the corporate bond market continued to generate positive gains for investors.

These gains in the corporate fixed income markets were not limited to investment grade securities. The high yield market also enjoyed improved performance in late 2002 and into 2003. After under-performing most other fixed income vehicles in recent years, investors have rallied around the improving prospects for this sector. Periods of rising defaults have historically been followed by periods of out performance. In addition, these issues tend to be most leveraged to economic recoveries and therefore tend to trade like equities as the economy and the stock market recover. As a result of these fundamental and technical trends, investors in high yield bonds participated in solid gains over the past several months.

While government and corporate bonds have benefited in this environment of low rates, investors in mortgage-backed securities have experienced a challenging period. As interest rates fell, refinancing activity accelerated. Since a drop in rates generally benefits bond investors as prices move higher in response to rate declines, this has a negative effect on mortgage-backed security prices because falling rates typically precede a rise in prepayments. These occur when mortgage holders refinance their existing higher rate mortgage prior to the stated maturity date to obtain lower rates. As a result, the challenge for investors in this market is to focus on securities less likely to be affected by prepayment risk in a declining interest rate environment. As rates begin to increase, these risks should subside.

2

LETTER TO SHAREHOLDERS continued

Looking ahead, we project a gradual improvement for the U.S. economy for the remainder of 2003 and into next year. The potential for tighter monetary policy next year and further increases in the U.S. federal budget deficit will likely place upward pressure on the yields of U.S. Treasury bonds. Inflation remains mild, which should enable monetary policymakers to keep interest rates steady into next year. In this environment, we believe investors will increase credit risk in an attempt to improve yields for their portfolios. As such, we expect further moderate gains within the corporate market as credit quality improves, highlighted by returns in the close-to-investment-grade high yield market.

As always, we encourage investors to remain dedicated to the long-term investment strategies. Proper diversification with your portfolio is essential in limiting risk while seeking rewards. While the current investment environment is challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to get caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2003

MANAGEMENT TEAM

David K. Fowley, CFA
Customized Fixed Income Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	4/7/1998	2/11/1998

Average annual return*

1 year with sales charge	5.07%	4.50%	7.40%	N/A

1 year w/o sales charge	10.31%	9.50%	9.50%	10.59%

5 year	4.53%	4.44%	4.55%	5.67%

10 year	5.60%	5.70%	5.59%	6.17%

* Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares had a total return of 10.31% for the 12-month period ended April 30, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Aggregate Bond Index returned 10.47%, while the median return of funds in the Lipper Debt Funds BBB-Rated classification was 9.82%.

During the first part of the 12-month period, our strategy was defensive. We focused on monitoring credits and avoiding the pitfalls that dominated price movement. Later in the period, however, we shifted our strategy to take advantage of the attractive value available in the corporate sector. At that time, we pared back our allocation to U.S. Treasury and agency securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities in favor of investment grade corporate bonds. We enhanced this strategy by targeting the fund's duration using an actively managed combination of longer-term corporate bonds and 30-year U.S. Treasury futures contracts. Expressed in years, duration measures a fund's price sensitivity to changes in yield. A longer duration increases price sensitivity and conversely, a shorter duration enhances price stability. This particular combination enabled the fund to benefit from the attractive credit spreads provided by corporate bonds versus U.S. Treasuries.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of April 30, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003	2002[1]	2001[2]	2000[2]	1999
CLASS A
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92
Income from investment operations
Net investment income	0.82	0.83	0.97	0.97	0.97
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.64	0.13	0.25	-1.14	-0.44
Total from investment operations	1.46	0.96	1.22	-0.17	0.53
Distributions to shareholders from
Net investment income	-0.84	-0.86	-0.97	-1.03	-0.97
Net asset value, end of period	$15.25	$14.63	$14.53	$14.28	$15.48
Total return[3]	10.31%	6.72%	8.81%	-1.06%	3.35%
Ratios and supplemental data
Net assets, end of period (thousands)	$322,963	$300,670	$314,274	$344,296	$444,273
Ratios to average net assets
Expenses[4]	1.09%	1.13%	1.15%	1.19%	1.23%
Net investment income	5.51%	5.68%	6.73%	6.65%	6.12%
Portfolio turnover rate	109%	116%	176%	175%	141%

1.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[1,2]	2001[1]	2000[1]	1999
CLASS B
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92
Income from investment operations
Net investment income	0.70	0.72	0.86	0.84	0.86
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.65	0.13	0.25	-1.12	-0.45
Total from investment operations	1.35	0.85	1.11	-0.28	0.41
Distributions to shareholders from
Net investment income	-0.73	-0.75	-0.86	-0.92	-0.85
Net asset value, end of period	$15.25	$14.63	$14.53	$14.28	$15.48
Total return[3]	9.50%	5.93%	8.00%	1.80%	2.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$27,252	$19,283	$23,392	$21,694	$43,729
Ratios to average net assets
Expenses[4]	1.84%	1.88%	1.90%	1.94%	1.97%
Net investment income	4.75%	4.92%	5.97%	5.86%	5.33%
Portfolio turnover rate	109%	116%	176%	175%	141%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001[1]	2000[1]	1999
CLASS C
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92
Income from investment operations
Net investment income	0.70	0.74	0.81	0.88	0.84
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.65	0.11	0.30	-1.16	-0.43
Total from investment operations	1.35	0.85	1.11	-0.28	0.41
Distributions to shareholders from
Net investment income	-0.73	-0.75	-0.86	-0.92	-0.85
Net asset value, end of period	$15.25	$14.63	$14.53	$14.28	$15.48
Total return[3]	9.50%	5.93%	8.00%	-1.80%	2.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$47,506	$4,008	$3,077	$603	$499
Ratios to average net assets
Expenses[4]	1.84%	1.88%	1.90%	1.93%	1.98%
Net investment income	4.78%	4.91%	5.82%	5.92%	5.33%
Portfolio turnover rate	109%	116%	176%	175%	141%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[1,2]	2001[1]	2000[1]	1999
CLASS I3
Net asset value, beginning of period	$14.63	$14.53	$14.28	$15.48	$15.92
Income from investment operations
Net investment income	0.85	0.87	1.01	0.90	0.90
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	0.65	0.12	0.25	-1.04	-0.43
Total from investment operations	1.50	0.99	1.26	-0.14	0.47
Distributions to shareholders from
Net investment income	-0.88	-0.89	-1.01	-1.06	-0.91
Net asset value, end of period	$15.25	$14.63	$14.53	$14.28	$15.48
Total return	10.59%	6.99%	9.08%	-0.81%	2.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,235	$299	$980	$885	$3,478
Ratios to average net assets
Expenses[4]	0.87%	0.88%	0.90%	0.95%	0.99%
Net investment income	5.76%	5.91%	6.97%	6.89%	6.55%
Portfolio turnover rate	109%	116%	176%	175%	141%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.16%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 2.2%
Continental Airlines, Inc., Ser. 1998-1, Class C, 6.54%, 09/15/2009	BB-	$ 2,970,364	$ 1,601,769
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A-6, 7.18%, 02/25/2018	AAA	1,268,286	1,267,610
Oakwood Mtge. Investors, Inc. Pass Thru, Ser. 1996-C, Class A5, 7.35%, 04/15/2027	AAA	2,922,357	3,060,186
Railcar Leasing LLC, Ser. 1, Class A-2, 7.125%, 01/15/2013 144A	AAA	2,500,000	2,847,763
Total Asset-Backed Securities			8,777,328
COLLATERALIZED MORTGAGE OBLIGATIONS 7.8%
Banc America, Inc., Ser. 2001-7, 2.13%, 01/27/2011 144A (h)	AA+	3,500,000	3,427,813
Barnett Capital I, 8.06%, 12/01/2026	A-	1,100,000	1,283,537
Criimi Mae Finl. Corp., Ser. 1, Class A, 7.00%, 01/01/2033	NR	2,224,485	2,423,689
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	NR	2,089,864	2,144,296
GE Capital Mtge. Svcs., Inc.:
Ser. 1994-27, Class A-6, 6.50%, 07/25/2024	AAA	3,446,591	3,507,648
Ser. 1999-H, Class A-7, 6.27%, 04/25/2029	Aaa	1,845,034	1,958,592
Greenwich Capital Acceptance, Inc., Ser. 2001-ZC1A, Class A, 6.36%, 06/14/2006 144A (h)	A+	2,941,717	3,095,238
Midland Realty Acceptance Corp., Ser. 1996-C1, Class E, 8.29%, 08/25/2028	BBB+	2,784,000	3,102,511
Morgan Stanley Capital I, Inc., Ser. 1997-ALIC, Class B, 6.71%, 01/15/2006	Aaa	1,000,000	1,099,723
Norwest Asset Securities Corp.:
Ser. 1998-22, Class B-1, 6.25%, 09/25/2028	AA	1,086,565	1,112,999
Ser. 1998-22, Class B-2, 6.25%, 09/25/2028	NR	1,130,857	1,164,949
PNC Mtge. Securities Corp., Ser. 1997-4, Class 2 PP-3, 7.25%, 07/25/2027	AAA	159,744	159,545
Residential Funding Mtge. Securities I, Inc.:
Ser. 1999-S2, Class M-1, 6.50%, 01/25/2029	NR	2,784,744	2,856,833
Ser. 2001-H3, Class A-3, 5.70%, 10/25/2014	AAA	3,721,406	3,743,318
Total Collateralized Mortgage Obligations			31,080,691
CORPORATE BONDS 80.0%
CONSUMER DISCRETIONARY 10.7%
Auto Components 0.5%
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	BB-	400,000	438,000
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	390,000	366,600
CSK Auto, Inc., 12.00%, 06/15/2006 (p)	B	400,000	440,500
Dana Corp., 9.00%, 08/15/2011 (p)	BB	400,000	436,000
Intermet Corp., 9.75%, 06/15/2009	B+	400,000	395,000
2,076,100
Distributors 0.1%
Roundys, Inc., Ser. B, 8.875%, 06/15/2012	B	500,000	517,500
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure 0.5%
Aztar Corp., 8.875%, 05/15/2007	B+	$ 400,000	$ 420,000
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	250,000	268,750
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	500,000	520,000
Meristar Hospitality Corp., 9.00%, 01/15/2008 (p)	B-	400,000	382,000
Six Flags, Inc., 8.875%, 02/01/2010	B	400,000	402,000
1,992,750
Household Durables 0.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	400,000	457,000
KB Home, 8.625%, 12/15/2008	BB-	130,000	141,050
Meritage Corp., 9.75%, 06/01/2011	B	400,000	439,000
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	B+	400,000	448,000
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007 (p)	B-	400,000	414,000
WCI Communities, Inc., 9.125%, 05/01/2012	B	400,000	406,000
2,305,050
Media 8.2%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,500,000	2,767,128
Citizens Communications Co., 7.625%, 08/15/2008 (p)	BBB	3,000,000	3,509,751
Cox Communications, Inc., 7.125%, 10/01/2012	BBB	4,000,000	4,678,872
CSC Holdings, Inc., Ser. B, 8.125%, 07/15/2009	BB-	2,000,000	2,130,000
EchoStar DBS Corp., 9.375%, 02/01/2009	BB-	400,000	433,500
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009 (p)	B-	400,000	424,000
Entercom Radio LLC, 7.625%, 03/01/2014	B+	500,000	540,000
Lamar Media Corp., 8.625%, 09/15/2007	B	400,000	420,000
Mediacom LLC, 9.50%, 01/15/2013 (p)	B+	400,000	432,000
News America, Inc.:
7.30%, 04/30/2028	BBB-	2,165,000	2,390,428
7.625%, 11/30/2028	BBB-	2,000,000	2,290,942
TCI Communications, Inc., 8.75%, 02/15/2023	BBB	1,250,000	1,296,291
Time Warner, Inc., 6.95%, 01/15/2028	BBB+	2,000,000	2,060,186
Viacom, Inc., 7.875%, 07/30/2030 (p)	A-	4,000,000	5,225,900
Walt Disney Co., 5.875%, 12/15/2017	BBB+	4,000,000	4,135,260
32,734,258
Multi-line Retail 0.1%
Saks, Inc., 9.875%, 10/01/2011 (p)	BB	40,000	45,000
Target Corp., 7.00%, 07/15/2031	A+	500,000	590,200
635,200
Specialty Retail 0.7%
Cole National Group, Inc., 8.875%, 05/15/2012	B	400,000	367,000
Finlay Fine Jewelry Corp., 8.375%, 05/01/2008	B+	75,000	76,875
Gap, Inc., 6.90%, 09/15/2007	BB+	200,000	213,000
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	500,000	545,000
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail continued
Office Depot, Inc., 10.00%, 07/15/2008	BB+	$ 400,000	$ 466,000
Steinway Musical Instruments, Inc., 8.75%, 04/15/2011 (p)	BB-	750,000	738,750
United Auto Group, Inc., 9.625%, 03/15/2012	B	400,000	424,000
2,830,625
CONSUMER STAPLES 5.0%
Beverages 2.3%
Anheuser-Busch Co., Inc., 5.95%, 01/15/2033	A+	4,000,000	4,276,860
Constellation Brands, Inc., 8.625%, 08/01/2006	BB	400,000	435,000
Pepsi Bottling Group, Inc., 7.00%, 03/01/2029	A-	4,000,000	4,756,240
9,468,100
Food & Drug Retailing 2.4%
Kroger Co., 7.50%, 04/01/2031	BBB-	4,000,000	4,583,008
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B	460,000	420,900
Rite Aid Corp., 144A, 8.125%, 05/01/2010	B+	290,000	298,700
Safeway, Inc., 5.80%, 08/15/2012 144A (p)	BBB	4,000,000	4,224,244
9,526,852
Food Products 0.2%
Archer Daniels Midland Co., 6.625%, 05/01/2029	A+	250,000	284,677
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	500,000	572,500
857,177
Household Products 0.1%
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008 (p)	B-	400,000	420,000
ENERGY 10.7%
Energy Equipment & Services 5.9%
Amerenenergy Generating Co., Ser. F, 7.95%, 06/01/2032	A-	4,305,000	5,276,604
Constellation Energy Group, Inc., 7.00%, 04/01/2012	BBB+	4,000,000	4,604,784
Dresser, Inc., 9.375%, 04/15/2011	B	400,000	414,000
Duke Energy Corp., 8.25%, 10/15/2004	A-	3,000,000	3,242,757
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009 (p)	B+	400,000	429,000
Progress Energy, Inc., 7.00%, 10/30/2031	BBB	4,000,000	4,502,396
PSEG Power LLC, 6.95%, 06/01/2012	BBB	4,000,000	4,573,172
SESI LLC, 8.875%, 05/15/2011	BB-	400,000	426,000
23,468,713
Oil & Gas 4.8%
Alberta Energy Co., Ltd., 7.65%, 09/15/2010	A-	1,400,000	1,670,917
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	400,000	434,000
Conocophillips, 5.90%, 10/15/2032 (p)	A-	4,000,000	4,157,208
Louis Dreyfus Natural Gas Corp., 9.25%, 06/15/2004	BBB	4,110,000	4,350,900
Occidental Petroleum Corp., 6.75%, 01/15/2012 (p)	BBB	2,000,000	2,307,442
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	500,000	528,125
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	BBB-	4,000,000	4,350,000
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil & Gas continued
Stone Energy Corp., 8.25%, 12/15/2011	B+	$ 210,000	$ 219,975
Tesoro Petroleum Corp., 9.625%, 04/01/2012 (p)	B	600,000	579,000
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B+	300,000	322,500
Westport Resources Corp., 8.25%, 11/01/2011	B+	400,000	438,000
19,358,067
FINANCIALS 28.6%
Banks 6.6%
Branch Banking & Trust Co., 4.875%, 01/15/2013	A	4,000,000	4,111,244
Citigroup, Inc., 6.625%, 06/15/2032 (p)	A+	4,000,000	4,531,724
FBOP Corp., 10.00%, 01/15/2009 144A	NA	1,000,000	1,060,000
HSBC Holdings Plc, 5.25%, 12/12/2012	A	4,000,000	4,169,500
U.S. Bank National Association, 4.80%, 04/15/2015	A	4,000,000	4,014,244
Washington Mutual Bank, 5.50%, 01/15/2013	BBB+	4,000,000	4,255,200
Wells Fargo & Co., 5.00%, 11/15/2014	A	4,000,000	4,141,356
26,283,268
Diversified Financials 15.1%
Abbey National Capital Trust I, 8.96%, 06/01/2030	A	4,000,000	5,377,732
Bear Stearns, Inc., 5.70%, 11/15/2014	A	4,000,000	4,276,076
Bombardier Capital, Inc., 6.125%, 06/29/2006 144A	BBB+	4,000,000	3,780,000
Countrywide Funding Corp., 6.94%, 07/16/2007	A	1,500,000	1,696,490
Diageo Capital Plc, 3.375%, 03/20/2008	A+	4,000,000	4,011,392
General Electric Capital Corp., 5.45%, 01/15/2013	AAA	6,000,000	6,384,540
GMAC:
7.25%, 03/02/2011	BBB	250,000	258,288
8.00%, 11/01/2031	BBB	3,000,000	3,133,587
Goldman Sachs, Inc., 6.125%, 02/15/2033	A+	4,650,000	4,825,444
JP Morgan Chase & Co., 5.75%, 01/02/2013	A	4,000,000	4,257,984
Lehman Brothers, Inc., 7.50%, 08/01/2026	A	4,000,000	4,658,208
Morgan Stanley Group, Inc., 7.25%, 04/01/2032 (p)	A+	4,000,000	4,648,340
National Rural Utilities Cooperative Finance, 8.00%, 03/01/2032 (p)	A	4,000,000	5,122,128
Pemex Finance, Ltd., 10.61%, 08/15/2017 144A	BBB+	190,000	253,358
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012 144A	B+	175,000	203,438
Reed Elsevier Capital, Inc., 6.125%, 08/01/2006	A-	3,000,000	3,279,429
Regions Financial Corp., 6.375%, 05/15/2012	A-	4,000,000	4,539,676
60,706,110
Insurance 3.7%
AIG Sunamerica Global Financing, 5.85%, 08/01/2008 144A	AAA	6,000,000	6,632,448
American General Finance Corp., 5.91%, 06/12/2006	A+	1,000,000	1,087,589
Progressive Corp., 6.625%, 03/01/2029	A+	250,000	278,310
Prudential Properties, 7.125%, 07/01/2007 144A	A+	6,300,000	6,882,964
14,881,311
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate 3.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 (p)	BB-	$ 400,000	$ 430,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	400,000	426,500
Health Care Property, Inc., 6.00%, 03/01/2015 REIT	BBB+	4,000,000	4,007,352
Pan Pacific Retail Properties, Inc., 7.95%, 04/15/2011 REIT	BBB	3,250,000	3,806,312
Shurgard Storage Centers, Inc., 5.875%, 03/15/2013 REIT	BBB	4,000,000	4,090,644
12,760,808
HEALTH CARE 1.2%
Health Care Equipment & Supplies 0.2%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	400,000	470,000
Rotech Healthcare, Inc., 9.50%, 04/01/2012	B+	550,000	561,000
1,031,000
Health Care Providers & Services 1.0%
Coventry Health Care, Inc., 8.125%, 02/15/2012	BB+	250,000	269,375
Express Scripts, Inc., 9.625%, 06/15/2009	BBB-	400,000	443,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010	B-	400,000	398,000
Omnicare, Inc., Ser. B, 8.125%, 03/15/2011	BB+	400,000	438,000
Tenet Healthcare Corp., 6.50%, 06/01/2012 (p)	BBB-	2,000,000	1,905,000
Triad Hospitals, Inc., Ser. B, 8.75%, 05/01/2009	B-	400,000	437,000
3,890,375
INDUSTRIALS 7.1%
Aerospace & Defense 1.7%
BE Aerospace, Inc., 9.50%, 11/01/2008 (p)	B-	290,000	208,800
Lockheed Martin Corp., 8.20%, 12/01/2009	BBB	4,000,000	4,970,992
United Technologies Corp.:
4.875%, 11/01/2006	A+	500,000	535,419
6.10%, 05/15/2012	A+	1,000,000	1,130,723
6,845,934
Airlines 1.5%
Northwest Airlines, Inc.:
Ser. 1999-2, Class C, 8.30%, 09/01/2010	BB+	1,975,563	1,215,523
Ser. 2001-1, Class 1C, 7.63%, 04/01/2010	BB	2,703,614	1,774,188
Southwest Airlines Co., 8.70%, 07/01/2011	A+	2,903,622	2,984,764
5,974,475
Commercial Services & Supplies 0.5%
Allied Waste, Inc., 10.00%, 08/01/2009 (p)	B+	400,000	429,500
Coinmach Corp., 9.00%, 02/01/2010	B	400,000	428,000
Iron Mountain, Inc., 8.625%, 04/01/2013	B	750,000	821,250
Stewart Enterprises, Inc., 10.75%, 07/01/2008	B+	400,000	447,000
2,125,750
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Construction & Engineering 0.3%
Centex Corp., Ser. E, FRN, 3.34%, 11/22/2004	BBB	$ 500,000	$ 509,557
Toll Brothers, Inc., 8.25%, 12/01/2011 (p)	BB+	400,000	433,000
942,557
Electrical Equipment 0.1%
Stoneridge, Inc., 11.50%, 05/01/2012 (p)	B	250,000	274,063
Machinery 2.0%
AGCO Corp., 8.50%, 03/15/2006	BB-	400,000	402,000
Cummins, Inc., 9.50%, 12/01/2010 144A	BB+	50,000	54,250
Deere & Co., 6.95%, 04/25/2014	A-	4,000,000	4,724,996
Niagara Mohawk Power Corp., 7.75%, 05/15/2006	A+	2,000,000	2,267,544
SPX Corp., 7.50%, 01/01/2013	BB+	175,000	191,625
Terex Corp., 8.875%, 04/01/2008 (p)	B	475,000	496,375
8,136,790
Road & Rail 1.0%
Union Pacific Corp., 3.875%, 02/15/2009	BBB	4,000,000	4,003,608
INFORMATION TECHNOLOGY 1.2%
Computers & Peripherals 1.1%
International Business Machines Corp., 5.875%, 11/29/2032	A+	4,000,000	4,214,684
Semiconductor Equipment & Products 0.1%
Fairchild Semiconductor Corp., 10.375%, 10/01/2007 (p)	B	500,000	530,000
MATERIALS 5.8%
Chemicals 2.0%
Airgas, Inc., 9.125%, 10/01/2011	B+	400,000	448,000
Du Pont Ei De Nemours & Co., 5.875%, 05/11/2009	BB	4,000,000	4,402,000
Equistar Chemicals LP, 10.625%, 05/01/2011 144A	BB	500,000	531,250
Ethyl Corp., 8.875%, 05/01/2010 144A	B	75,000	78,375
FMC Corp., 10.25%, 11/01/2009	BB+	400,000	452,000
Huntsman International LLC, 9.875%, 03/01/2009 144A	B	240,000	261,600
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	400,000	414,000
Millennium America, Inc., 9.25%, 06/15/2008	BB+	400,000	442,000
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	400,000	454,000
Scotts Co., 8.625%, 01/15/2009	B+	500,000	532,500
8,015,725
Containers & Packaging 0.5%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	400,000	410,000
Owens-Brockway Glass Container, 8.875%, 02/15/2009	BB	600,000	646,500
Owens-Illinois, Inc., 7.15%, 05/15/2005 (p)	B+	400,000	410,000
Stone Container Corp., 9.75%, 02/01/2011	B	400,000	451,000
1,917,500
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining 0.4%
Alaska Steel Corp., 7.875%, 02/15/2009 (p)	BB	$ 400,000	$ 357,000
Trimas Corp., 9.875%, 06/15/2012	B	600,000	621,000
U.S. Steel Corp., 10.75%, 08/01/2008 (p)	BB	400,000	436,000
1,414,000
Paper & Forest Products 2.9%
Abitibi Consolidated, Inc., 7.875%, 08/01/2009	BB+	3,000,000	3,240,000
International Paper Co., 5.30%, 04/01/2015 144A	BBB	4,000,000	4,040,128
Weyerhaeuser Co., 6.75%, 03/15/2012	BBB	4,000,000	4,488,624
11,768,752
TELECOMMUNICATION SERVICES 5.5%
Diversified Telecommunication Services 4.3%
Alltel Corp., 7.875%, 07/01/2032 (p)	A	2,000,000	2,619,916
Insight Midwest LP, 10.50%, 11/01/2010	B+	400,000	445,000
Nortel Networks, 6.125%, 02/15/2006 (p)	B	400,000	389,500
SBC Communications, Inc., 5.875%, 02/01/2012 (p)	AA-	3,000,000	3,295,554
Spieker LP, 8.00%, 07/19/2005	BBB+	3,500,000	3,838,170
TCI Communications, Inc., 8.75%, 08/01/2015	BBB	3,000,000	3,756,915
Verizon Communications, 7.83%, 05/01/2023	A+	2,900,000	3,034,221
17,379,276
Wireless Telecommunications Services 1.2%
AT&T Wireless Services, Inc., 8.125%, 05/01/2012	BBB	4,000,000	4,712,536
UTILITIES 4.2%
Electric Utilities 2.4%
Commonwealth Edison Co., 5.875%, 02/01/2033	A-	4,000,000	4,157,816
FirstEnergy Corp., Ser. B, 6.45%, 11/15/2011	BBB-	4,000,000	4,332,788
Husky Energy, Inc., 6.25%, 06/15/2012	BBB	1,000,000	1,096,039
9,586,643
Gas Utilities 1.3%
Duke Energy Field Services LLC, 7.875%, 08/16/2010	BBB	4,000,000	4,681,372
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	400,000	438,000
5,119,372
Multi-Utilities 0.5%
Alabama Power Co., 5.50%, 10/15/2017	A	2,000,000	2,137,052
Total Corporate Bonds			320,841,981
MORTGAGE-BACKED SECURITIES 1.4%
FHLMC:
2.75%, 03/15/2008	AAA	5,000,000	4,924,440
6.00%, 01/01/2032	AAA	64,128	66,799
7.50%, 09/01/2013-05/01/2015	AAA	361,987	388,608
FNMA, 7.00%, 07/01/2029	AAA	200,507	212,081
Total Mortgage-Backed Securities			5,591,928
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 0.2%
TOBACCO REVENUE 0.2%
Tobacco Settlement Fin. Corp., LA RB, Ser. 2001-A, 6.36%, 05/15/2025	A	$ 885,750	$ 909,160
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Notes, 4.00%, 11/15/2012 *	AAA	700,000	709,160
YANKEE OBLIGATIONS - CORPORATE 4.7%
CONSUMER DISCRETIONARY 0.0%
Hotels, Restaurants & Leisure 0.0%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011 (p)	BB+	85,000	86,700
Media 0.0%
Rogers Communications, Inc., 8.875%, 07/15/2007	BB-	100,000	103,625
INDUSTRIALS 0.9%
Industrial Conglomerates 0.9%
Tyco International Group SA, 6.25%, 06/15/2013	BBB-	3,750,000	3,759,375
MATERIALS 0.4%
Containers & Packaging 0.1%
Crown European Holdings SA, 9.50%, 03/01/2011 144A	B+	500,000	535,000
Metals & Mining 0.0%
Bulong Operations Property, Ltd., 12.50%, 03/31/2012 (g)+ (h)	NA	1,600,000	40,000
Paper & Forest Products 0.3%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	500,000	584,863
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	400,000	408,000
992,863
TELECOMMUNICATION SERVICES 3.4%
Diversified Telecommunication Services 3.2%
British Telecommunications Plc, 8.875%, 12/15/2030	A-	1,500,000	2,002,815
France Telecom SA, 9.25%, 03/01/2011	BBB-	4,000,000	4,900,352
Singapore Telecommunications, 7.375%, 12/01/2031 144A	AA-	1,000,000	1,179,526
Telus Corp., 8.00%, 06/01/2011	BBB	4,250,000	4,823,750
12,906,443
Wireless Telecommunications Services 0.2%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	500,000	547,500
Total Yankee Obligations - Corporate			18,971,506

		Shares	Value

COMMON STOCKS 0.0%
MATERIALS 0.0%
Metals & Mining 0.0%
Bulong Operations Property, Ltd. * (h)+		28,447,066	0
See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Shares	Value

PREFERRED STOCKS 0.2%
FINANCIALS 0.2%
Diversified Financials 0.1%
Fleet Capital Trust	20,000	$ 522,600
Real Estate 0.1%
Equity Office Properties Trust (p)	6,000	152,640
Total Preferred Stocks		675,240
SHORT-TERM INVESTMENTS 7.6%
MUTUAL FUND SHARES 7.6%
Evergreen Institutional Money Market Fund (o)	6,406,693	6,406,693
Navigator Prime Portfolio (pp)	24,189,720	24,189,720
Total Short-Term Investments		30,596,413
Total Investments (cost $405,809,462) 104.3%		418,153,407
Other Assets and Liabilities (4.3%)		(17,198,311)
Net Assets 100.0%		$ 400,955,096

*	All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(g)	Security which has defaulted on payment of interest and/or principal and which the fund has stopped accruing interest income on.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received from securities on loan.
*	Non-income producing security

Summary of Abbreviations:
FNMA	Federal National Mortgage Association
FHLMC	Federal Home Loan Mortgage Corp.
FRN	Floating Rate Note
RB	Revenue Bond
REIT	Real Estate Investment Trust
See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

Assets
Identified cost of securities	$ 405,809,462
Net unrealized gains on securities	12,343,945

Market value of securities	418,153,407
Cash	479,283
Receivable for securities sold	212,136
Principal paydown receivable	2,640
Receivable for Fund shares sold	1,521,219
Receivable for securities lending income	2,357
Interest and dividends receivable	6,483,704
Prepaid expenses and other assets	174,502

Total assets	427,029,248

Liabilities
Dividends payable	644,078
Payable for securities purchased	185,141
Payable for Fund shares redeemed	690,164
Payable for securities on loan	24,189,720
Payable for daily variation margin on open futures contracts	271,875
Advisory fee payable	5,038
Due to other related parties	1,088
Accrued expenses and other liabilities	87,048

Total liabilities	26,074,152

Net assets	$ 400,955,096

Net assets represented by
Paid-in capital	$ 453,849,356
Overdistributed net investment income	(558,241)
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(64,206,076)
Net unrealized gains on securities and futures contracts	11,870,057

Total net assets	$ 400,955,096

Net assets consists of
Class A	$ 322,962,916
Class B	27,251,570
Class C	47,506,030
Class I	3,234,580

Total net assets	$ 400,955,096

Shares outstanding
Class A	21,174,002
Class B	1,786,655
Class C	3,114,570
Class I	212,084

Net asset value per share
Class A	$ 15.25
Class A -- Offering price (based on sales charge of 4.75%)	$ 16.01
Class B	$ 15.25
Class C	$ 15.25
Class C -- Offering price (based on sales charge of 1.00%)	$ 15.40
Class I	$ 15.25

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

Investment income
Interest	$ 25,609,119
Dividends	150,650

Total investment income	25,759,769

Expenses
Advisory fee	1,846,403
Distribution Plan expenses
Class A	816,641
Class B	239,953
Class C	445,895
Administrative services fee	390,279
Transfer agent fees	825,832
Trustees' fees and expenses	6,008
Printing and postage expenses	51,906
Custodian fee	101,814
Registration and filing fees	13,699
Professional fees	30,655
Other	4,607

Total expenses	4,773,692
Less: Expense reductions	(3,108)
Expense reimbursements	(6,957)

Net expenses	4,763,627

Net investment income	20,996,142

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
Securities	10,008,808
Futures contracts	(277,754)
Foreign currency related transactions	(45)

Net realized gains on securities, futures contracts and foreign currency related transactions	9,731,009
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions	7,310,653

Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	17,041,662

Net increase in net assets resulting from operations	$ 38,037,804

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2003		2002

Operations
Net investment income		$ 20,996,142		$ 18,860,714
Net realized gains or losses on securities, futures contracts and foreign currency related transactions		9,731,009		(121,069)
Net change in unrealized gains or losses on securities, futures contracts and foreign currency related transactions		7,310,653		3,092,836

Net increase in net assets resulting from operations		38,037,804		21,832,481

Distributions to shareholders from
Net investment income
Class A		(18,272,267)		(17,936,292)
Class B		(1,184,413)		(1,222,098)
Class C		(2,206,336)		(178,887)
Class I*		(67,251)		(64,526)

Total distributions to shareholders		(21,730,267)		(19,401,803)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,481,357	21,845,129	721,046	10,569,204
Class B	677,706	10,000,437	389,414	5,716,163
Class C	426,470	6,296,087	111,588	1,632,046
Class I*	352,088	5,201,827	14,950	219,842

		43,343,480		18,137,255

Net asset value of shares issued in reinvestment of distributions
Class A	741,379	10,963,641	726,940	10,679,664
Class B	45,204	669,071	49,940	733,998
Class C	96,774	1,431,987	8,574	126,001
Class I*	774	11,455	3,665	53,868

		13,076,154		11,593,531

Automatic conversion of Class B shares to Class A shares
Class A	32,698	486,881	375,013	5,461,543
Class B	(32,698)	(486,881)	(375,010)	(5,461,543)

		0		0

Payment for shares redeemed
Class A	(4,208,009)	(61,957,227)	(2,902,478)	(42,593,382)
Class B	(386,863)	(5,697,146)	(356,259)	(5,224,250)
Class C	(1,007,555)	(14,873,551)	(58,038)	(854,010)
Class I*	(165,145)	(2,418,714)	(65,611)	(952,235)

		(84,946,638)		(49,623,877)

Net asset value of shares issued in acquisition
Class A	2,579,947	37,764,120	0	0
Class B	165,564	2,423,469	0	0
Class C	3,325,020	48,669,466	0	0
Class I*	3,931	57,540	0	0

		88,914,595		0

Net increase (decrease) in net assets resulting from capital share transactions		60,387,591		(19,893,091)

Total increase (decrease) in net assets		76,695,128		(17,462,413)
Net assets
Beginning of period		324,259,968		341,722,381

End of period		$ 400,955,096		$ 324,259,968

Overdistributed net investment income		$ (558,241)		$ (625,547)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I). See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Bond Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

22

NOTES TO FINANCIAL STATEMENTS continued

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

f. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities

23

NOTES TO FINANCIAL STATEMENTS continued

at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

g. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

h. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

i. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions, expiration of capital loss carryovers, mortgage paydown gains and losses and premium amortization.

j. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.16% as average daily net assets increase.

24

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of April 30, 2003 were $6,957. During the year ended April 30, 2003, the investment advisor reimbursed expenses relating to Class A shares in the amount of $6,957, which represents 0.00% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2003, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 27, 2003.

5. ACQUISITION

Effective on the close of business on June 7, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Quality Income Fund in a tax-free exchange for Class A, Class B, Class C, and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $599,698. The aggregate net assets of the Fund and Evergreen Quality Income Fund immediately prior to the acquisition were $321,141,608 and $88,914,595, respectively. The aggregate net assets of the Fund immediately after the acquisition were $410,056,203.

25

NOTES TO FINANCIAL STATEMENTS continued

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended April 30, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 47,557,600	$ 363,061,791	$ 64,504,137	$ 349,681,858

At April 30, 2003, the Fund had open short futures contracts outstanding as follows:

Initial
		Contract	Value at	Unrealized
Expiration	Contracts	Amount	April 30, 2003	Loss

June 30, 2003	290 U.S. Treasury Bond Futures	$ 32,595,175	$ 33,069,063	$ 473,888

The Fund loaned securities during the year ended April 30, 2003 to certain brokers. At April 30, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $23,735,954 and $24,189,720, respectively. During the year ended April 30, 2003, the Fund earned $12,737 in income from securities lending.

During the year ended April 30, 2003, the Fund earned $5,521 on dollar roll transactions, which is included in interest income. At April 30, 2003, the Fund had no dollar roll agreements outstanding.

On April 30, 2003, the aggregate cost of securities for federal income tax purposes was $406,517,818. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,149,179 and $5,513,590, respectively, with a net unrealized appreciation of $11,635,589.

As of April 30, 2003, the Fund had $63,971,608 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2004	2007	2008	2009	2010

$ 21,337,135	$ 7,055,922	$ 19,652,642	$ 11,338,929	$ 4,586,980

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2003, the Fund did not participate in the interfund lending program.

26

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed
Ordinary	Unrealized	Capital Loss
Income	Appreciation	Carryover

$ 558,241	$ 11,635,589	$ 63,971,608

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization and the treatment of futures contracts.

The tax character of distributions paid were as follows:

	Year Ended April 30,
	2003	2002

Ordinary Income	$ 21,730,267	$ 19,401,803

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $3,108, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended April 30, 2003, the Fund had no borrowings under this agreement.

27

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Bond Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Bond Fund, as of April 30, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 6, 2003

28

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31

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

32

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of April 30, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566659   6/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen High Yield Bond Fund

Evergreen High Yield Bond Fund: Annual Report as of April 30, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
19	STATEMENT OF ASSETS AND LIABILITIES
20	STATEMENT OF OPERATIONS
21	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
27	INDEPENDENT AUDITORS' REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

June 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder,

We are pleased to present the annual report for Evergreen High Yield Bond Fund, which covers the twelve-month period ended April 30, 2003.

Market analysis

The past twelve months have proven to be an extraordinary period for investors in the financial markets. The uneven domestic recovery and accompanying profit weakness has been compounded by investor concern due to the geopolitical threats of war and terror. In addition, the corporate accounting irregularities have further eroded investor confidence. The result has been a volatile equity market, leading to increased investor attention on asset allocation and risk aversion. Those investors properly allocated within most fixed income securities have been able to generate higher relative returns than those emphasizing single sector or single asset class strategies.

Perhaps the wildest ride for investors has occurred within the U.S. government bond market. After the economy produced larger than expected job growth in the early spring of 2002, the yield on the 10-year Treasury bond surged to 5.4%. As the rumors of the death of higher unemployment proved premature, the yield on the 10-year gradually diminished throughout last summer. Rising unemployment and slower than expected economic growth were joined by fears of war and terror to result in a surge of interest in U.S. Government bonds. This flight to quality was due to the perceived safety of Treasury securities by investors. Indeed, by the end of the third quarter, the yield on the 10-year Treasury fell to 3.6%, which occurred despite the rising federal budget deficit. As economic growth remained slow throughout the second half of last year, dampened by geopolitical threats, the Federal Reserve surprised investors with a larger than expected 50-basis point cut in its target for the Federal Funds rate last November. After temporarily climbing above 4% early in 2003, the 10-year Treasury has once again exceeded last year's lows.

1

LETTER TO SHAREHOLDERS continued

Investors in government bonds were not the only beneficiaries of bond market performance within the past year. After a dismal start, the corporate bond market began a steady improvement in the second half of 2002, followed by improved momentum thus far in 2003. The corporate accounting scandals led to many rating downgrades and credibility issues for Corporate America, and bond investors demanded increased premiums to compensate for these risks. After painstaking steps on the part of many corporations to address their operating and credibility problems in late 2002, investors once again began nibbling in corporate bonds and spreads began to narrow by the end of last year. As investors became more comfortable with the strengthening of U.S. balance sheets in 2003, the corporate bond market continued to generate positive gains for investors.

These gains in the corporate fixed income markets were not limited to investment grade securities. The high yield market also enjoyed improved performance in late 2002 and into 2003. After under-performing most other fixed income vehicles in recent years, investors have rallied around the improving prospects for this sector. Periods of rising defaults have historically been followed by periods of out performance. In addition, these issues tend to be most leveraged to economic recoveries and therefore tend to trade like equities as the economy and the stock market recover. As a result of these fundamental and technical trends, investors in high yield bonds participated in solid gains over the past several months.

While government and corporate bonds have benefited in this environment of low rates, investors in mortgage-backed securities have experienced a challenging period. As interest rates fell, refinancing activity accelerated. Since a drop in rates generally benefits bond investors as prices move higher in response to rate declines, this has a negative effect on mortgage-backed security prices because falling rates typically precede a rise in prepayments. These occur when mortgage holders refinance their existing higher rate mortgage prior to the stated maturity date to obtain lower rates. As a result, the challenge for investors in this market is to focus on securities less likely to be affected by prepayment risk in a declining interest rate environment. As rates begin to increase, these risks should subside.

2

LETTER TO SHAREHOLDERS continued

Looking ahead, we project a gradual improvement for the U.S. economy for the remainder of 2003 and into next year. The potential for tighter monetary policy next year and further increases in the U.S. federal budget deficit will likely place upward pressure on the yields of U.S. Treasury bonds. Inflation remains mild, which should enable monetary policymakers to keep interest rates steady into next year. In this environment, we believe investors will increase credit risk in an attempt to improve yields for their portfolios. As such, we expect further moderate gains within the corporate market as credit quality improves, highlighted by returns in the close-to-investment-grade high yield market.

As always, we encourage investors to remain dedicated to the long-term investment strategies. Proper diversification with your portfolio is essential in limiting risk while seeking rewards. While the current investment environment is challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to get caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2003

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/21/1998	4/14/1998

Average annual return*

1 year with sales charge	4.35%	3.61%	6.64%	N/A

1 year w/o sales charge	9.42%	8.61%	8.61%	9.69%

5 year	1.64%	1.61%	1.66%	2.91%

10 year	4.66%	4.75%	4.64%	5.28%

*Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund Class A shares,1 versus a similar investment in the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares had a total return of 9.42% for the twelve-month period ended April 30, 2003, excluding any applicable sales charges. During the same period, the Merrill Lynch High Yield Master Index returned 7.76%, while the median return among funds in the Lipper High Current Yield Funds classification was 6.95%. Lipper is an independent monitor of mutual fund performance.

During the twelve-month period, spreads in the high yield market came full circle. At the very beginning of the period, in May of 2002, the high yield market was priced at a spread of 715 basis points over Treasuries and it deteriorated from that point all the way up to a spread of 1125 which occurred on October 10, 2002. Since that time, there has largely been a steady rally with two consolidated periods: one in late November to early December of 2002 and the second from January to March 10, 2003. As of April 30, 2003, spreads of high yield bonds over Treasuries have made a round trip back to the 700 levels that we saw back in May of 2002.

We focused on several primary strategies during the twelve months. Early in the period, we were underweighted in wireless and wireline securities, which were negatively impacted during the period. We were overweighted in gaming and health care securities, counting on their low risk cash flows. After the stock market's first bottom in July of 2002, we shifted our strategy and began to reinvest in wireless companies and after the second bottom October of 2002, we began to reinvest in wireline telecommunications companies.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of April 30, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001	2000	1999
CLASS A
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53
Income from investment operations
Net investment income	0.27	0.27	0.33	0.34	0.36
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	-0.09	-0.33	-0.32	-0.46
Total from investment operations	0.28	0.18	0	0.02	-0.10
Distributions to shareholders from
Net investment income	-0.27	-0.28	-0.33	-0.33	-0.37
Tax basis return of capital	0	0	0	-0.03	0
Total distributions to shareholders	-0.27	-0.28	-0.33	-0.36	-0.37
Net asset value, end of period	$3.30	$3.29	$3.39	$3.72	$4.06
Total return[3]	9.42%	5.77%	0.15%	0.38%	-2.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$484,346	$321,830	$322,330	$291,575	$353,488
Ratios to average net assets
Expenses[4]	1.11%	1.19%	1.25%	1.27%	1.21%
Net investment income	8.70%	8.27%	9.39%	8.57%	8.61%
Portfolio turnover rate	80%	138%	140%	107%	170%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[1,2]	2001	2000[1]	1999
CLASS B
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53
Income from investment operations
Net investment income	0.25	0.24	0.34	0.31	0.27
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	-0.08	-0.37	-0.32	-0.40
Total from investment operations	0.26	0.16	-0.03	-0.01	-0.13
Distributions to shareholders from
Net investment income	-0.25	-0.26	-0.30	-0.30	-0.34
Tax basis return of capital	0	0	0	-0.03	0
Total distributions to shareholders	-0.25	-0.26	-0.30	-0.33	-0.34
Net asset value, end of period	$3.30	$3.29	$3.39	$3.72	$4.06
Total return[3]	8.61%	4.98%	-0.60%	-0.37%	-2.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$173,002	$54,537	$33,844	$28,229	$47,713
Ratios to average net assets
Expenses[4]	1.84%	1.92%	2.00%	2.02%	1.95%
Net investment income	7.99%	7.49%	8.61%	7.79%	7.85%
Portfolio turnover rate	80%	138%	140%	107%	170%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.01; an increase in net realized gains or losses per share of $0.01; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001	2000	1999
CLASS C
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53
Income from investment operations
Net investment income	0.25	0.26	0.29	0.32	0.32
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	-0.10	-0.32	-0.33	-0.45
Total from investment operations	0.26	0.16	-0.03	-0.01	-0.13
Distributions to shareholders from
Net investment income	-0.25	-0.26	-0.30	-0.30	-0.34
Tax basis return of capital	0	0	0	-0.03	0
Total distributions to shareholders	-0.25	-0.26	-0.30	-0.33	-0.34
Net asset value, end of period	$3.30	$3.29	$3.39	$3.72	$4.06
Total return[3]	8.61%	4.98%	-0.60%	-0.37%	2.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$290,914	$105,753	$80,753	$3,172	$1,999
Ratios to average net assets
Expenses[4]	1.85%	1.93%	2.00%	2.00%	1.94%
Net investment income	7.98%	7.52%	8.61%	7.80%	7.86%
Portfolio turnover rate	80%	138%	140%	107%	170%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001	2000	1999
CLASS I3
Net asset value, beginning of period	$3.29	$3.39	$3.72	$4.06	$4.53
Income from investment operations
Net investment income	0.28	0.29	0.34	0.35	0.36
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.01	-0.10	-0.33	-0.32	-0.45
Total from investment operations	0.29	0.19	0.01	0.03	-0.09
Distributions to shareholders from
Net investment income	-0.28	-0.29	-0.34	-0.34	-0.38
Tax basis return of capital	0	0	0	-0.03	0
Total distributions to shareholders	-0.28	-0.29	-0.34	-0.37	-0.38
Net asset value, end of period	$3.30	$3.29	$3.39	$3.72	$4.06
Total return	9.69%	6.04%	0.40%	0.64%	-1.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$49,370	$10,011	$6,047	$6,153	$4,244
Ratios to average net assets
Expenses[4]	0.84%	0.92%	1.00%	1.01%	0.91%
Net investment income	9.05%	8.53%	9.63%	8.87%	9.14%
Portfolio turnover rate	80%	138%	140%	107%	170%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.00; an increase in net realized gains or losses per share of $0.00; and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 84.8%
CONSUMER DISCRETIONARY 34.4%
Auto Components 3.7%
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	BB-	$ 8,280,000	$ 9,066,600
Collins & Aikman Corp., 10.75%, 12/31/2011	B	10,000,000	10,300,000
CSK Auto, Inc., 12.00%, 06/15/2006	B	5,000,000	5,506,250
Dana Corp., 9.00%, 08/15/2011 (p)	BB	8,000,000	8,720,000
TRW Automotive, Inc.:
9.375%, 02/15/2013 144A	B+	2,000,000	2,195,000
11.00%, 02/15/2013 144A	B+	1,250,000	1,375,000
37,162,850
Hotels, Restaurants & Leisure 10.5%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 (p)	B	5,500,000	6,187,500
AMF Bowling Worldwide, Inc., 13.00%, 09/01/2008	B3	6,780,000	7,373,250
Argosy Gaming Co., 10.75%, 06/01/2009	B+	6,375,000	7,076,250
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	1,220,000	1,311,500
Cinemark USA, Inc.:
9.00%, 02/01/2013 144A	B-	5,000,000	5,415,000
Ser. B, 9.625%, 08/01/2008 (p)	B-	5,000,000	5,093,750
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	5,500,000	5,940,000
Hollywood Casino Corp., 11.25%, 05/01/2007	B+	3,000,000	3,210,000
Host Marriot Corp., Ser. B, 7.875%, 08/01/2008	B+	8,000,000	8,120,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	5,550,000	5,869,125
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	4,000,000	4,160,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 (p)	BB-	6,000,000	6,660,000
Motor Gaming Group, Inc., 9.75%, 04/01/2010 144A	B+	9,430,000	9,854,350
Regal Cinemas Corp., 9.375%, 02/01/2012 (p)	B	4,500,000	4,972,500
Six Flags, Inc.:
8.875%, 02/01/2010	B	4,250,000	4,271,250
9.75%, 04/15/2013 144A	B	4,325,000	4,530,437
Vail Resorts, Inc., 8.75%, 05/15/2009	B	4,300,000	4,515,000
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	9,500,000	10,473,750
105,033,662
Household Durables 5.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	4,280,000	4,889,900
KB Home, 8.625%, 12/15/2008	BB-	2,270,000	2,462,950
Meritage Corp., 9.75%, 06/01/2011	B	5,400,000	5,926,500
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	B+	5,000,000	5,600,000
Sealy Mattress Co.:
9.875%, 12/15/2007 144A	B-	3,685,000	3,813,975
Ser. B, 9.875%, 12/15/2007 (p)	B-	6,500,000	6,727,500
Simmons Co., Ser. B, 10.25%, 03/15/2009 (p)	B-	6,050,000	6,564,250
Standard Pacific Corp., 7.75%, 03/15/2013	BB	3,500,000	3,596,250
Technical Olympic USA, Inc.:
9.00%, 07/01/2010	B+	6,555,000	6,817,200
10.375%, 07/01/2012 144A	B+	2,000,000	2,070,000
WCI Communities, Inc., 9.125%, 05/01/2012	B	6,800,000	6,902,000
55,370,525
See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 1.2%
Hockey Co., 11.25%, 04/15/2009	B	$ 4,650,000	$ 5,103,375
ICON Health & Fitness, Inc., 11.25%, 04/01/2012 (p)	B-	7,000,000	7,315,000
12,418,375
Media 7.7%
Alaska Communications Holdings, Inc., 9.375%, 05/15/2009	B	2,160,000	2,041,200
Cox Communications, Inc., 7.125%, 10/01/2012 (p)	BBB	3,000,000	3,509,154
CSC Holdings, Inc., 7.625%, 04/01/2011 (p)	BB-	6,530,000	6,905,475
Dex Media East LLC:
9.875%, 11/15/2009 144A	B	3,000,000	3,450,000
12.125%, 11/15/2012 144A	B	3,000,000	3,585,000
DIRECTV Holdings LLC, 8.375%, 03/15/2013 144A	B	2,000,000	2,250,000
EchoStar DBS Corp., 9.375%, 02/01/2009	BB-	12,295,000	13,324,706
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 (p)†	B-	9,000,000	7,965,000
Hollywood Entertainment Corp., 9.625%, 03/15/2011	B-	4,610,000	5,001,850
Houghton Mifflin Co., 9.875%, 02/01/2013 144A	B	2,000,000	2,170,000
Lamar Media Corp., 7.25%, 01/01/2013 144A	B	1,000,000	1,057,500
Mediacom LLC, 9.50%, 01/15/2013 (p)	B+	1,000,000	1,080,000
Vivendi Universal SA, 9.25%, 04/15/2010 144A	B+	8,375,000	9,442,813
World Color Press, Inc., 8.375%, 11/15/2008	BBB	5,250,000	5,494,928
XM Satellite Radio Inc., Sr. Disc. Note, Step Bond, 0.00%, 12/31/2005 †	NA	13,000,000	9,230,000
76,507,626
Multi-line Retail 0.1%
Saks, Inc., 9.875%, 10/01/2011 (p)	BB	815,000	916,875
Specialty Retail 5.6%
Cole National Group, Inc., 8.875%, 05/15/2012	B	7,000,000	6,422,500
Gap, Inc., 6.90%, 09/15/2007	BB+	3,865,000	4,116,225
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	5,590,000	6,093,100
Mothers Work, Inc., 11.25%, 08/01/2010	B+	9,500,000	10,450,000
Office Depot, Inc., 10.00%, 07/15/2008	BB+	4,000,000	4,660,000
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	5,730,000	6,474,900
Sonic Automotive, Inc., 11.00%, 08/01/2008 (p)	B+	4,500,000	4,803,750
United Auto Group, Inc., 9.625%, 03/15/2012	B	7,000,000	7,420,000
United Rentals, Inc., 10.75%, 04/15/2008 (p)	BB-	5,000,000	5,425,000
55,865,475
CONSUMER STAPLES 4.7%
Food & Drug Retailing 2.2%
Delhaize America, Inc., 8.125%, 04/15/2011	BB+	7,500,000	7,987,500
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B	3,940,000	3,605,100
Rite Aid Corp.:
9.50%, 02/15/2011 144A	B+	1,920,000	2,054,400
12.50%, 09/15/2006	B-	6,940,000	7,876,900
21,523,900
See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 1.5%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	B-	$ 5,045,000	$ 5,480,131
Corn Products International, Inc., 8.45%, 08/15/2009	BBB-	5,150,000	5,421,168
Del Monte Corp., 8.625%, 12/15/2012 144A	B	3,000,000	3,243,750
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	1,000,000	1,145,000
15,290,049
Household Products 1.0%
Weight Watchers International, Inc., 13.00%, 10/01/2009	B+	2,550,000	2,945,250
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008 (p)	B-	7,000,000	7,350,000
10,295,250
ENERGY 6.0%
Energy Equipment & Services 2.6%
Dresser, Inc., 9.375%, 04/15/2011	B	5,000,000	5,175,000
Lone Star Technologies, Inc., 9.00%, 06/01/2011	B	500,000	520,000
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013 144A	BB+	8,400,000	8,704,500
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009 (p)	B+	5,500,000	5,898,750
Petroleum Helicopters, Inc., 9.375%, 05/01/2009	BB-	1,500,000	1,650,000
SESI LLC, 8.875%, 05/15/2011	BB-	4,150,000	4,419,750
26,368,000
Oil & Gas 3.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	7,000,000	7,595,000
General Maritime Corp., 10.00%, 03/15/2013 144A	B+	5,990,000	6,499,150
Pride Petroleum Services, Inc., 9.375%, 05/01/2007 (p)	BB	4,000,000	4,180,000
Stone Energy Corp., 8.25%, 12/15/2011	B+	4,200,000	4,399,500
Tesoro Petroleum Corp., 8.00%, 04/15/2008 144A	BB	5,000,000	5,200,000
Tri-Union Development Corp., 12.50%, 06/01/2006 (g)	D	3,112,062	2,427,408
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B+	2,940,000	3,160,500
33,461,558
FINANCIALS 3.6%
Diversified Financials 0.9%
Madison River Capital Finance Corp., 13.25%, 03/01/2010 (p)	CCC+	3,395,000	2,970,625
Moore North America Finance, Inc., 7.875%, 01/15/2011 144A	BB-	1,000,000	1,070,000
Northern Telecom Capital Corp., 7.875%, 06/15/2026 (p)	B	1,500,000	1,342,500
Qwest Capital Funding, Inc., 7.25%, 02/15/2011	CCC+	3,655,000	3,042,788
8,425,913
Real Estate 2.7%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	BB-	6,000,000	6,450,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	6,000,000	6,397,500
La Quinta Corp., 8.875%, 03/15/2011 REIT 144A	BB-	2,990,000	3,146,975
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	B-	5,000,000	4,725,000
Universal City Development Partners, 11.75%, 04/01/2010 144A	B-	6,000,000	6,495,000
27,214,475
See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE 2.9%
Health Care Equipment & Supplies 0.8%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	$ 2,000,000	$ 2,350,000
Rotech Healthcare, Inc., 9.50%, 04/01/2012	B+	5,500,000	5,610,000
7,960,000
Health Care Providers & Services 2.1%
Ameripath, Inc., 10.50%, 04/01/2013 144A	B-	5,000,000	5,325,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010 (p)	B-	5,000,000	4,975,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	8,515,000	9,472,938
Triad Hospitals Holdings, Inc., Ser. B, 11.00%, 05/15/2009	B-	1,000,000	1,115,000
20,887,938
INDUSTRIALS 8.2%
Aerospace & Defense 0.3%
BE Aerospace, Inc., 9.50%, 11/01/2008 (p)	B-	4,000,000	2,880,000
Building Products 0.2%
Nortek, Inc., Ser. B, 8.875%, 08/01/2008	B+	1,900,000	1,976,000
Commercial Services & Supplies 3.0%
Allied Waste, Inc., 10.00%, 08/01/2009 (p)	B+	17,000,000	18,253,750
Coinmach Corp., 9.00%, 02/01/2010	B	5,000,000	5,350,000
Newpark Resource, Inc., 8.625%, 12/15/2007	B+	3,500,000	3,526,250
Service Corp. International, 6.00%, 12/15/2005	BB-	3,000,000	3,030,000
30,160,000
Construction & Engineering 0.8%
Transdigm, Inc., 10.375%, 12/01/2008	B-	7,345,000	7,859,150
Electrical Equipment 0.8%
Stoneridge, Inc., 11.50%, 05/01/2012 (p)	B	6,775,000	7,427,094
Machinery 2.4%
AGCO Corp., 8.50%, 03/15/2006	BB-	6,000,000	6,030,000
Cummins, Inc., 9.50%, 12/01/2010 144A	BB+	3,125,000	3,390,625
SPX Corp., 7.50%, 01/01/2013	BB+	2,815,000	3,082,425
Terex Corp.:
8.875%, 04/01/2008 (p)	B	2,000,000	2,090,000
10.375%, 04/01/2011 (p)	B	3,500,000	3,902,500
Wolverine Tube, Inc., 10.50%, 04/01/2009 (p)	BB-	5,350,000	5,697,750
24,193,300
Marine 0.7%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	6,690,000	7,275,375
INFORMATION TECHNOLOGY 2.1%
Communications Equipment 1.1%
Lucent Technologies, Inc., 6.45%, 03/15/2029	B-	14,900,000	11,026,000
IT Consulting & Services 0.2%
Unisys Corp., 6.875%, 03/15/2010	BB+	1,500,000	1,590,000
See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Software 0.8%
Medaphis Corp., Ser. B, 9.50%, 02/15/2005	B+	$ 8,000,000	$ 8,080,000
MATERIALS 12.7%
Chemicals 5.1%
Acetex Corp., 10.875%, 08/01/2009 (p)	B+	5,000,000	5,525,000
Equistar Chemicals LP, 10.625%, 05/01/2011 144A	BB	5,465,000	5,806,562
Ethyl Corp., 8.875%, 05/01/2010 144A	B	1,000,000	1,045,000
FMC Corp., 10.25%, 11/01/2009	BB+	5,000,000	5,650,000
Huntsman International LLC, 9.875%, 03/01/2009	B	8,280,000	9,025,200
Lyondell Chemical Co.:
9.50%, 12/15/2008 (p)	BB	975,000	999,375
10.875%, 05/01/2009 (p)	B+	3,000,000	3,030,000
Ser. A, 9.625%, 05/01/2007	BB	1,000,000	1,035,000
Methanex Corp., 8.75%, 08/15/2012	BBB-	4,795,000	5,310,463
Millennium America, Inc., 9.25%, 06/15/2008 (p)	BB+	2,000,000	2,210,000
OM Group, Inc., 9.25%, 12/15/2011	B-	13,000,000	11,180,000
50,816,600
Containers & Packaging 2.6%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	3,500,000	3,587,500
Jarden Corp., 9.75%, 05/01/2012	B-	5,570,000	6,015,600
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012	BB	5,680,000	6,091,800
Owens-Illinois, Inc., 7.35%, 05/15/2008 (p)	B+	5,000,000	4,975,000
Stone Container Corp., 9.75%, 02/01/2011	B	5,000,000	5,637,500
26,307,400
Metals & Mining 4.2%
Alaska Steel Corp., 7.75%, 06/15/2012 (p)	BB	7,850,000	6,898,187
Freeport-McMoRan Copper & Gold, Inc.:
7.20%, 11/15/2026	B-	4,000,000	4,060,000
10.125%, 02/01/2010 144A (p)	B-	9,000,000	9,765,000
Peabody Energy Corp., 6.875%, 03/15/2013 144A	BB-	2,380,000	2,487,100
Trimas Corp., 9.875%, 06/15/2012	B	7,000,000	7,245,000
U.S. Steel Corp., 10.75%, 08/01/2008 (p)	BB	10,500,000	11,445,000
41,900,287
Paper & Forest Products 0.8%
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	BB+	8,070,000	8,029,650
TELECOMMUNICATION SERVICES 9.4%
Diversified Telecommunication Services 5.2%
Dobson Communications Corp., 12.25%, 12/15/2008 (p)	B3	6,850,000	6,815,750
FairPoint Communications, Inc.:
11.875%, 03/01/2010 144A	B	2,000,000	2,230,000
12.50%, 05/01/2010 (p)	B-	5,580,000	5,468,400
Nortel Networks, 6.125%, 02/15/2006 (p)	B	12,400,000	12,074,500
See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Paxson Communications Corp.:
10.75%, 07/15/2008 (p)	B-	$ 5,000,000	$ 5,550,000
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2006 †	B-	5,705,000	4,820,725
Qwest Communications International, Inc., Ser. B, 7.50%, 11/01/2008	CCC+	7,000,000	6,370,000
RCN Corp., Sr. Disc. Note, Step Bond, 9.80%, 02/15/2008 †	CCC-	25,360,000	8,242,000
51,571,375
Wireless Telecommunications Services 4.2%
American Tower Escrow Corp., 0.00%, 08/01/2008 144A (n)	CCC	4,250,000	2,714,687
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	6,720,000	7,756,016
Crown Castle International Corp., 9.50%, 08/01/2011	CCC	7,000,000	6,895,000
Nextel Communications, Inc., 9.375%, 11/15/2009 (p)	B	7,325,000	7,947,625
Nextel Partners, Inc., 11.00%, 03/15/2010 (p)	CCC+	12,100,000	12,765,500
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	3,475,000	3,844,219
41,923,047
UTILITIES 0.8%
Gas Utilities 0.8%
El Paso Energy Partners LP, 8.50%, 06/01/2011 (p)	BB-	6,165,000	6,673,613
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	1,500,000	1,642,500
8,316,113
Total Corporate Bonds			846,033,862
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 0.7%
INFORMATION TECHNOLOGY 0.6%
Electronic Equipment & Instruments 0.6%
Flextronics International, Ltd., 9.75%, 07/01/2010, EUR	BB-	4,925,000	5,907,363
MATERIALS 0.1%
Containers & Packaging 0.1%
Crown European Holdings SA, 10.25%, 03/01/2011, EUR 144A	B+	480,000	558,156
Total Foreign Bonds-Corporate			6,465,519
MORTGAGE-BACKED SECURITIES 0.0%
FNMA, 8.00%, 06/01/2030	AAA	321,750	$ 348,825
YANKEE OBLIGATIONS-CORPORATE 4.6%
CONSUMER DISCRETIONARY 1.2%
Hotels, Restaurants & Leisure 0.1%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011 (p)	BB+	360,000	367,200
Media 1.1%
Imax Corp., 7.875%, 12/01/2005	CCC	12,150,000	10,935,000
See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
INDUSTRIALS 0.2%
Marine 0.2%
Stena Ab, 9.625%, 12/01/2012	BB-	$ 2,000,000	$ 2,210,000
INFORMATION TECHNOLOGY 0.1%
Electronic Equipment & Instruments 0.1%
Rogers Cablesystems, Ltd., Ser. B, 10.00%, 03/15/2005	BBB-	1,124,000	1,211,110
MATERIALS 3.1%
Containers & Packaging 0.2%
Crown European Holdings SA, 9.50%, 03/01/2011 144A	B+	2,250,000	2,407,500
Metals & Mining 0.6%
Bulong Operations Property, Ltd., 12.50%, 03/31/2012 (g)+(h)	NA	4,500,000	112,500
Normandy Yandal Operations, Ltd., 8.875%, 04/01/2008	B-	9,500,000	5,890,000
6,002,500
Paper & Forest Products 2.3%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007 (p)	B-	5,820,000	6,431,100
Norampac, Inc., 9.50%, 02/01/2008	BB+	3,600,000	3,798,000
Tembec Industries, Inc.:
7.75%, 03/15/2012	BB+	10,000,000	10,200,000
8.50%, 02/01/2011 (p)	BB+	2,000,000	2,090,000
22,519,100
Total Yankee Obligations-Corporate			45,652,410

		Shares	Value

COMMON STOCKS 1.1%
CONSUMER DISCRETIONARY 1.1%
Media 1.1%
Cablevision Systems Corp., Class A *		186,000	4,170,120
Comcast Corp., Class A * (p)		135,500	4,323,805
Imax Corp., * (p)		255,800	2,015,704
10,509,629
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. *		2,020	20
Tribo Petroleum Corp., Class A *		3,425	35
55
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp., Class A *(h)+		2,695,618	188,693
See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
IT Consulting & Services 0.0%
DecisionOne Corp. *	331,000	$ 0
MATERIALS 0.0%
Metals & Mining 0.0%
Bulong Operations Property, Ltd. * (h)+	80,007,372	0
Total Common Stocks		10,698,377
CONVERTIBLE PREFERRED STOCKS 0.1%
MATERIALS 0.1%
Containers & Packaging 0.1%
Owens-Illinois, Inc., 4.75%, 12/31/2049 (p)	47,600	1,225,700
PREFERRED STOCKS 1.5%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Sinclair Capital	12,800	1,353,600
INDUSTRIALS 0.4%
Construction & Engineering 0.4%
CSC Holdings, Inc., Ser. M	40,000	4,185,200
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp. * (h)+	4,387	0
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
Dobson Communications Corp.	65,964	5,755,359
Paxon Communications Corp.	40,000	3,690,000
9,445,359
Total Preferred Stocks		14,984,159
WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 2/15/2010 *	1,500	15
FINANCIALS 0.0%
Diversified Financials 0.0%
Asat Finance LLC, Expiring 11/01/2006 *	4,000	5,000
Ono Finance Plc, Expiring 5/31/2009 144A*+	4,500	45
Ono Finance Plc, Expiring 5/31/2011 144A*+	4,500	45
5,090
See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Shares	Value

WARRANTS continued
TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunications Services 0.0%
American Tower Escrow Corp., Class A, Expiring 8/1/2008 144A*	4,250	$ 355,937
Total Warrants		361,042
SHORT-TERM INVESTMENTS 21.5%
MUTUAL FUND SHARES 21.5%
Evergreen Institutional Money Market Fund (o)	56,283,824	56,283,824
Navigator Prime Portfolio (pp)	158,487,940	158,487,940
Total Short-Term Investments		214,771,764
Total Investments (cost $1,094,374,725) 114.3%		1,140,541,658
Other Assets and Liabilities (14.3%)		(142,908,798)
Net Assets 100.0%		$ 997,632,860

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
*	Non-income producing security
(g)	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
(n)	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based on its fair value determined under procedures approved by the Board of the Trustees.

Summary of Abbreviations:
EUR	Euro
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust
See Notes to Financial Statements

18

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

Assets
Identified cost of securities	$ 1,094,374,725
Net unrealized gains on securities	46,166,933

Market value of securities	1,140,541,658
Receivable for securities sold	3,861,458
Receivable for Fund shares sold	14,701,038
Receivable for securities lending income	16,838
Dividends and interest receivable	22,418,647
Prepaid expenses and other assets	505,380

Total assets	1,182,045,019

Liabilities
Dividends payable	3,019,619
Payable for securities purchased	21,475,577
Payable for Fund shares redeemed	1,317,917
Payable for securities on loan	158,487,940
Advisory fee payable	11,441
Distribution Plan expenses payable	7,342
Due to other related parties	2,688
Accrued expenses and other liabilities	89,635

Total liabilities	184,412,159

Net assets	$ 997,632,860

Net assets represented by
Paid-in capital	$ 1,138,211,874
Overdistributed net investment income	(784,638)
Accumulated net realized losses on securities and foreign currency related transactions	(185,968,358)
Net unrealized gains on securities and foreign currency related transactions	46,173,982

Total net assets	$ 997,632,860

Net assets consists of
Class A	$ 484,346,237
Class B	173,002,167
Class C	290,914,429
Class I	49,370,027

Total net assets	$ 997,632,860

Shares outstanding
Class A	146,605,251
Class B	52,364,586
Class C	88,059,324
Class I	14,943,781

Net asset value per share
Class A	$ 3.30
Class A -- Offering price (based on sales charge of 4.75%)	$ 3.46
Class B	$ 3.30
Class C	$ 3.30
Class C -- Offering price (based on sales charge of 1.00%)	$ 3.33
Class I	$ 3.30

See Notes to Financial Statements

19

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

Investment income
Interest	$ 58,345,045
Dvidends	590,160

Total investment income	58,935,205

Expenses
Advisory fee	2,900,272
Distribution Plan expenses
Class A	856,931
Class B	880,229
Class C	1,534,581
Administrative services fee	600,064
Transfer agent fees	1,229,789
Trustees' fees and expenses	8,483
Printing and postage expenses	46,998
Custodian fee	154,310
Registration and filing fees	41,187
Professional fees	28,095
Interest expense	4,463
Other	92,519

Total expenses	8,377,921
Less: Expense reductions	(10,616)
Expense reimbursements	(10,781)

Net expenses	8,356,524

Net investment income	50,578,681

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(25,348,398)
Foreign currency related transactions	(20,476)

Net realized losses on securities and foreign currency related transactions	(25,368,874)
Net change in unrealized gains or losses on securities and foreign currency related transactions	51,577,641

Net realized and unrealized gains or losses on securities and foreign currency related transactions	26,208,767

Net increase in net assets resulting from operations	$ 76,787,448

See Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2003		2002

Operations
Net investment income		$ 50,578,681		$ 35,241,442
Net realized losses on securities and foreign currency related transactions		(25,368,874)		(33,409,482)
Net change in unrealized gains or losses on securities and foreign currency related transactions		51,577,641		22,144,816

Net increase in net assets resulting from operations		76,787,448		23,976,776

Distributions to shareholders from
Net investment income
Class A		(29,171,333)		(26,230,386)
Class B		(7,030,222)		(3,219,528)
Class C		(12,248,231)		(6,594,942)
Class I*		(2,196,536)		(578,992)

Total distributions to shareholders		(50,646,322)		(36,623,848)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	98,459,757	309,003,706	24,675,101	80,631,372
Class B	40,216,837	126,776,244	11,596,268	37,917,854
Class C	68,508,980	216,080,815	13,273,220	43,393,663
Class I*	14,684,177	45,982,474	7,828,252	25,603,820

		697,843,239		187,546,709

Net asset value of shares issued in reinvestment of distributions
Class A	5,070,564	15,965,012	4,386,258	14,342,762
Class B	969,271	3,059,836	411,272	1,343,982
Class C	2,046,672	6,457,134	971,098	3,175,260
Class I*	433,765	1,364,016	62,816	205,408

		26,845,998		19,067,412

Auomatic conversion of Class B shares to Class A shares
Class A	325,688	1,024,351	1,765,295	5,771,199
Class B	(325,688)	(1,024,351)	(1,765,195)	(5,771,199)

		0		0

Payment for shares redeemed
Class A	(55,100,425)	(173,201,047)	(28,082,609)	(91,782,617)
Class B	(5,076,630)	(15,967,964)	(3,647,317)	(11,958,363)
Class C	(14,649,266)	(46,097,501)	(5,917,858)	(19,371,673)
Class I*	(3,218,386)	(10,062,770)	(6,631,055)	(21,696,695)

		(245,329,282)		(144,809,348)

Net increase in net assets resulting from capital share transactions		479,359,955		61,804,773

Total increase in net assets		505,501,081		49,157,701
Net assets
Beginning of period		492,131,779		442,974,078

End of period		$ 997,632,860		$ 492,131,779

Overdistributed net investment income		$ (784,638)		$ (1,427,145)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Yield Bond Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations

22

NOTES TO FINANCIAL STATEMENTS continued

resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and premium amortization.

23

NOTES TO FINANCIAL STATEMENTS continued

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.16% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of April 30, 2003 were $10,781. During the year ended April 30, 2003, the investment advisor reimbursed expenses relating to Class A shares in the amount of $10,781 which represents 0.00% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2003, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 27, 2003.

24

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 31,924,531	$ 874,036,095	$ 32,072,031	$ 426,407,961

The Fund loaned securities during the year ended April 30, 2003 to certain brokers. At April 30, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $155,102,997 and $158,487,940, respectively. During the year ended April 30, 2003, the Fund earned $255,218 in income from securities lending.

On April 30, 2003, the aggregate cost of securities for federal income tax purposes was $1,095,335,652. The gross unrealized appreciation and depreciation on securities based on tax cost was $64,587,164 and $19,381,158, respectively, with a net unrealized appreciation of $45,206,006.

As of April 30, 2003, the Fund had $167,032,382 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2007	2008	2009	2010	2011

$ 22,126,559	$ 33,005,032	$ 38,451,200	$ 57,513,490	$ 15,936,101

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October capital losses of $17,975,049.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryover
Overdistributed		and
Ordinary	Unrealized	Post-October
Income	Appreciation	Loss

$ 777,589	$ 45,206,006	$ 185,007,431

25

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization.

The tax character of distributions paid were as follows:

	Year Ended April 30,
	2003	2002

Ordinary Income	$ 50,646,322	$ 36,623,848

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $10,616 which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended April 30, 2003, the Fund had average borrowings outstanding of $238,669 at a rate of 1.87% and paid interest of $4,463, which represents 0.00% of its average daily net assets.

26

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Yield Bond Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Yield Bond Fund, as of April 30, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 6, 2003

27

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of April 30, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566660   6/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen Mortgage Securities Fund

Evergreen

MORTGAGE SECURITIES FUND

Annual Report
as of April 30, 2003

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

5	PORTFOLIO MANAGER COMMENTARY

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

10	STATEMENT OF ASSETS AND LIABILITIES

11	STATEMENT OF OPERATIONS

12	STATEMENT OF CHANGES IN NET ASSETS

13	NOTES TO FINANCIAL STATEMENTS

17	INDEPENDENT AUDITORS’ REPORT

20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

June 2003

Dear Evergreen Shareholder,

We are pleased to present the annual report for Evergreen Mortgage Securities Fund, which covers the ten-month period ended April 30, 2003.

Market analysis

The past twelve months have proven to be an extraordinary period for investors in the financial markets. The uneven domestic recovery and accompanying profit weakness has been compounded by investor concern due to the geopolitical threats of war and terror. In addition, the corporate accounting irregularities have further eroded investor confidence. The result has been a volatile equity market, leading to increased investor attention on asset allocation and risk aversion. Those investors properly allocated within most fixed income securities have been able to generate higher relative returns than those emphasizing single sector or single asset class strategies.

Perhaps the wildest ride for investors has occurred within the U.S. government bond market. After the economy produced larger than expected job growth in the early spring of 2002, the yield on the 10-year Treasury bond surged to 5.4%. As the rumors of the death of higher unemployment proved premature, the yield on the 10-year gradually diminished throughout last summer. Rising unemployment and slower than expected economic growth were joined by fears of war and terror to result in a surge of interest in U.S. Government bonds. This flight to quality was due to the perceived safety of Treasury securities by investors. Indeed, by the end of the third quarter, the yield on the 10-year Treasury fell to 3.6%, which occurred despite the rising federal budget deficit. As economic growth remained slow throughout the second half of last year, dampened by geopolitical threats, the Federal Reserve surprised investors with a larger than expected 50-basis point cut in its target for the Federal Funds rate last November. After temporarily climbing above 4% early in 2003, the 10-year Treasury has once again exceeded last year’s lows.

1

LETTER TO SHAREHOLDERS continued

Investors in government bonds were not the only beneficiaries of bond market performance within the past year. After a dismal start, the corporate bond market began a steady improvement in the second half of 2002, followed by improved momentum thus far in 2003. The corporate accounting scandals led to many rating downgrades and credibility issues for Corporate America, and bond investors demanded increased premiums to compensate for these risks. After painstaking steps on the part of many corporations to address their operating and credibility problems in late 2002, investors once again began nibbling in corporate bonds and spreads began to narrow by the end of last year. As investors became more comfortable with the strengthening of U.S. balance sheets in 2003, the corporate bond market continued to generate positive gains for investors.

These gains in the corporate fixed income markets were not limited to investment grade securities. The high yield market also enjoyed improved performance in late 2002 and into 2003. After under-performing most other fixed income vehicles in recent years, investors have rallied around the improving prospects for this sector.

Periods of rising defaults have historically been followed by periods of out performance. In addition, these issues tend to be most leveraged to economic recoveries and therefore tend to trade like equities as the economy and the stock market recover. As a result of these fundamental and technical trends, investors in high yield bonds participated in solid gains over the past several months.

While government and corporate bonds have benefited in this environment of low rates, investors in mortgage-backed securities have experienced a challenging period. As interest rates fell, refinancing activity accelerated. Since a drop in rates generally benefits bond investors as prices move higher in response to rate declines, this has a negative effect on mortgage-backed security prices because falling rates typically precede a rise in prepayments. These occur when mortgage holders refinance their existing higher rate mortgage prior to the stated maturity date to obtain lower rates. As a result, the challenge for investors in this market is to focus on securities less likely to be affected by prepayment risk in a declining interest rate environment. As rates begin to increase, these risks should subside.

2

LETTER TO SHAREHOLDERS continued

Looking ahead, we project a gradual improvement for the U.S. economy for the remainder of 2003 and into next year. The potential for tighter monetary policy next year and further increases in the U.S. federal budget deficit will likely place upward pressure on the yields of U.S. Treasury bonds. Inflation remains mild, which should enable monetary policymakers to keep interest rates steady into next year. In this environment, we believe investors will increase credit risk in an attempt to improve yields for their portfolios. As such, we expect further moderate gains within the corporate market as credit quality improves, highlighted by returns in the close-to-investment-grade high yield market.

As always, we encourage investors to remain dedicated to the long-term investment strategies. Proper diversification with your portfolio is essential in limiting risk while seeking rewards. While the current investment environment is challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to get caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site,

EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis President and Chief Executive Officer Evergreen Investment Company, Inc.	Dennis H. Ferro President and Chief Investment Officer Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2003

MANAGEMENT TEAM

Tattersall Advisory Group

CURRENT INVESTMENT STYLE (2)

PERFORMANCE AND RETURNS (1)

Portfolio inception date: 6/19/2002

Class inception date	Class I 6/19/2002

Cumulative return
Since portfolio inception	6.45%

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Mortgage Securities Fund Class I shares, (1) versus a similar investment in the Merrill Lynch Mortgage Master Index (MLMMI) and the Consumer Price Index (CPI).

The MLMMI is an unmanaged market index, which does not include transaction costs associated with buying or selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class I shares had a total return of 6.45% since the fund’s inception on June 19, 2002, through April 30, 2003. From June 30, 2002, through April 30, 2003, the Merrill Lynch Mortgage Master Index (MLMMI) returned 6.11% and the median return of funds in the Lipper U.S. mortgage funds classification was 5.17%. Lipper is an independent monitor of mutual fund performance.

Against this backdrop, we sought to maximize income and build a prepayment-insulated portfolio. To accomplish this, we focused on mortgage securities that were less likely to be affected by prepayment risk in a declining interest rate environment. Specific types of securities we emphasized included Federal Housing Authority (FHA)/Veterans Authority (VA) Reperformers, Fannie Mae Delegated Underwriting Servicing (DUS) bonds and commercial mortgage-backed securities, which provided some shelter from the refinancing wave. Toward the end of the period, we also held a relatively small position in lower coupon pass-through mortgage securities.

(1) Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The advisor is reimbursing the fund for a portion of its expenses. Had expenses not been reimbursed, returns would have been lower.

(2) Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a Fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31,1994.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

CLASS I	Year Ended April 30, 2003(1)

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment income	0.40
Net realized and unrealized gains on securities	0.23

Total from investment operations	0.63

Distributions to shareholders from
Net investment income	(0.40)
Net realized gains	(0.05)

Total distributions to shareholders	(0.45)

Net asset value, end of period	$10.18

Total return	6.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$28,423
Ratios to average net assets
Expenses(2)	0.12	%(3)
Net investment income	4.74	%(3)
Portfolio turnover rate	148%

(1)

For the period from June 19, 2002 (commencement of operations), to April 30, 2003.

(2)

The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

(3)

Annualized

See Notes to Financial Statements

6

SCHEDULE OF INVESTMENTS

April 30, 2003	Credit Rating ^	Principal Amount	Value

ASSET-BACKED SECURITIES 1.9%
Asset Securitization Corp., Ser. 1997-D4, Class A1D, 7.49%, 04/14/2029	AAA	$220,000	$251,547
First USA Credit Card Master Trust, Ser. 2001-2, Class A, 1.41%, 11/20/2006	AAA	120,000	120,086
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 10/17/2018	AAA	170,000	172,666

Total Asset-Backed Securities			544,299

COLLATERALIZED MORTGAGE OBLIGATIONS 55.5%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000-WF2, Class A1, 7.11%, 10/15/2032	AAA	191,230	215,331
Commerce 2000, Ser. 2000-C1, Class A2, 7.42%, 08/15/2033	AAA	110,000	130,346
Comml. Mtge. Asset Trust, Ser. 1999-C2, Class A1, 7.29%, 11/17/2032	AAA	327,202	365,388
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2000-C1, Class A1, 7.33%, 07/15/2008	AAA	274,918	309,667
FHLMC:
Ser. 2024, Class Z, 6.50%, 01/15/2028	AAA	84,325	87,866
Ser. 2075, Class D, 6.50%, 08/15/2028	AAA	220,000	232,777
Ser. 2117, Class PN, 6.00%, 12/15/2010	AAA	343,450	347,622
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	585,000	590,408
Ser. 2198, Class PG, 7.00%, 12/15/2028	AAA	182,109	186,984
Ser. 2198, Class PR, 7.00%, 12/15/2028	AAA	143,929	147,766
Ser. 2228, Class PE, 7.50%, 04/15/2030	AAA	800,000	847,957
Ser. 2249, Class PG, 7.50%, 08/15/2030	AAA	100,000	106,065
Ser. 2262, Class Z, 7.50%, 10/15/2030	AAA	253,161	269,054
Ser. 2301, Class BC, 6.50%, 04/15/2016	AAA	184,267	187,722
Ser. 2310, Class PC, 6.50%, 01/15/2030	AAA	570,000	586,949
Ser. 2314, Class PC, 6.50%, 11/15/2029	AAA	440,000	455,405
Ser. 2315, Class CK, 6.50%, 06/15/2030	AAA	976,000	1,014,447
Ser. 2341, Class PE, 6.50%, 03/15/2030	AAA	415,000	432,827
Ser. 2359, Class PC, 6.00%, 07/15/2015	AAA	165,000	176,197
Ser. 2367, Class BC, 6.00%, 04/15/2016	AAA	235,924	246,118
Ser. 2374, Class PD, 5.50%, 04/15/2014	AAA	210,000	218,252
Ser. 2391, Class DK, 6.00%, 06/15/2015	AAA	942,838	971,035
Ser. 2403, Class VM, 7.00%, 07/15/2016	AAA	200,000	206,607
Ser. 2427, Class EB, 6.00%, 06/15/2016	AAA	244,899	256,049
Ser. 2463, Class CE, 6.00%, 06/15/2017	AAA	130,000	139,154
Ser. T-54, Class 3-A, 7.00%, 02/25/2043[ ]	AAA	661,577	718,431
FNMA:
Ser. 2001-52, Class EL, 6.50%, 03/25/2025	AAA	216,577	217,988
Ser. 2001-54, Class PC, 6.00%, 10/25/2015	AAA	685,000	725,150
Ser. 2001-T7, Class A1, 7.50%, 02/25/2041	AAA	777,270	853,543
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	123,622	135,753
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	315,455	346,411
Ser. 2002-9, Class KD, 6.00%, 07/25/2009	AAA	500,000	504,252
Ser. 2002-36, Class GC, 6.50%, 08/25/2027	AAA	561,429	576,250
Ser. 2002-58, Class HC, 5.50%, 09/25/2017	AAA	295,000	310,993

See Notes to Financial Statements

7

SCHEDULE OF INVESTMENTS continued

April 30, 2003	Credit Rating ^	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
FNMA:
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	$212,893	$233,784
Ser. 2002-T12, Class A3, 7.50%, 05/25/2032	AAA	98,562	108,234
Ser. 2002-T19, Class A1, 6.50%, 07/25/2042	AAA	202,375	215,657
Ser. 2002-W3, Class A5, 7.50%, 01/25/2028	AAA	316,716	347,795
Ser. 2003-W1, Class 1A-1, 6.50%, 12/25/2042	AAA	183,133	195,151
Ser. 2003-W6, Class 3A, 6.50%, 09/25/2032	AAA	295,000	314,820
Ser. 2111, Class TC, 6.00%, 10/15/2010	AAA	212,936	215,290
Ser. 2355, Class TB, 6.50%, 07/15/2026	AAA	78,329	79,045
LB-UBS Comml. Mtge. Trust, Ser. 2000-C4, Class A1, 7.18%, 09/15/2019	AAA	352,322	396,110
Morgan Stanley Capital I:
Ser. 1997-XL1, Class A1, 6.59%, 10/03/2030	AAA	123,021	128,792
Ser. 1998-XL1, Class A1, 6.22%, 06/01/2030	AAA	52,184	55,574
Ser. 1998-XL1, Class A2, 6.45%, 06/03/2030	AAA	225,000	244,467
Morgan Stanley Dean Witter Capital I, Ser. 2002-IQ2, Class A3, 5.52%, 12/15/2035	AAA	130,000	140,930

Total Collateralized Mortgage Obligations			15,792,413

MORTGAGE-BACKED SECURITIES 38.5%
FHLMC:
5.50%, TBA # ±±	AAA	1,390,000	1,427,131
6.00%, 05/01/2017	AAA	225,297	235,464
6.50%, 08/01/2032	AAA	73,429	76,691
6.98%, 10/01/2020 [ ]	AAA	216,001	251,425
7.20%, 10/01/2006 [ ]	AAA	217,305	244,533
FNMA:
5.63%, 11/01/2005	AAA	216,097	229,310
6.00%, 12/01/2017	AAA	219,409	230,082
6.01%, 02/01/2012 [ ]	AAA	336,089	375,881
6.09%, 12/01/2008	AAA	94,716	105,284
6.11%, 05/01/2011	AAA	343,134	385,371
6.50%, 07/01/2032	AAA	2,849,420	2,978,050
6.60%, 10/01/2004	AAA	315,113	327,001
6.65%, 12/01/2007	AAA	234,946	264,833
6.68%, 08/01/2005	AAA	273,529	294,152
6.69%, 07/01/2005	AAA	544,423	583,905
6.79%, 07/01/2009	AAA	96,683	110,256
6.91%, 07/01/2009	AAA	290,322	332,816
7.00%, 05/01/2032	AAA	291,544	308,129
7.09%, 09/01/2006-07/01/2009	AAA	492,492	562,386
7.16%, 01/01/2010	AAA	292,051	340,219
7.44%, 07/01/2009	AAA	300,000	341,616
7.50%, 11/01/2029-12/01/2029	AAA	161,604	172,361
7.53%, 04/01/2010 [ ]	AAA	478,531	572,658
GNMA, 5.00%,07/20/2030	AAA	190,322	195,886

Total Mortgage-Backed Securities			10,945,440

See Notes to Financial Statements

8

SCHEDULE OF INVESTMENTS continued

April 30, 2003	Credit Rating ^	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 1.9%
U.S. Treasury Notes:
4.625%, 05/15/2006 ##	AAA	$340,000	$366,337
5.00%, 08/15/2011 ##	AAA	150,000	164,297

Total U.S. Treasury Obligations			530,634

	Shares	Value

SHORT-TERM INVESTMENTS 6.9%
MUTUAL FUND SHARES 6.9%
Evergreen Institutional Money Market Fund ø ±	1,952,662	1,952,662

Total Investments (cost $29,587,221) 104.7%		29,765,448
Other Assets and Liabilities (4.7%)		(1,342,156)

Net Assets 100.0%		$28,423,292

ø

Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

^

Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

[ ]

No market quotation available.Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

#

When-issued security

##

All or portion of the security has been segregated for when-issued securities.

±

All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.

±±

Security acquired under mortgage dollar roll agreement.

Summary of Abbreviations

FHLMC

Federal Home Loan Mortgage Corp.

FNMA

Federal National Mortgage Association

GNMA

Government National Mortgage Association

TBA

To Be Announced

See Notes to Financial Statements

9

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

ASSETS
Identified cost of securities	$29,587,221
Net unrealized gains on securities	178,227

Market value of securities	29,765,448
Receivable for securities sold	628,155
Receivable for Fund shares sold	30,998
Interest receivable	145,233
Receivable from investment advisor	123
Prepaid expenses and other assets	10,822

Total assets	30,580,779

LIABILITIES
Dividends payable	78,862
Payable for securities purchased	932,584
Payable for open mortgage dollar rolls	1,112,342
Payable for Fund shares redeemed	8,992
Due to other related parties	78
Accrued expenses and other liabilities	24,629

Total liabilities	2,157,487

Net assets	$28,423,292

Net assets represented by
Paid-in capital	$28,200,441
Undistributed net investment income	32,400
Accumulated net realized gains on securities	12,224
Net unrealized gains on securities	178,227

Total net assets	$28,423,292

Shares outstanding—Class I	2,793,244

Net asset value per share—Class I	$10.18

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

Year Ended April 30, 2003(a)

Investment income
Interest	$760,443

Expenses
Administrative services fee	15,617
Transfer agent fees	562
Trustees’ fees and expenses	249
Printing and postage expenses	17,250
Custodian fee	6,340
Registration and filing fees	3,197
Professional fees	12,724
Other	15,257

Total expenses	71,196
Less: Expense reductions	(71)
Expense reimbursements	(52,932)

Net expenses	18,193

Net investment income	742,250

Net realized and unrealized gains or losses on securities
Net realized gains on securities	136,383
Net change in unrealized gains or losses on securities	178,227

Net realized and unrealized gains or losses on securities	314,610

Net increase in net assets resulting from operations	$1,056,860

(a)

For the period from June 19, 2002 (commencement of operations), to April 30, 2003.

See Notes to Financial Statements

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2003 (a)

Operations
Net investment income		$742,250
Net realized gains on securities		136,383
Net change in unrealized gains or losses on securities		178,227

Net increase in net assets resulting from operations		1,056,860

Distributions to shareholders from
Net investment income		(742,577)
Net realized gains		(91,432)

Total distributions to shareholders		(834,009)

	Shares
Capital share transactions
Proceeds from shares sold	3,308,206	33,420,179
Net asset value of shares issued in reinvestment of distributions	37,752	383,776
Payment for shares redeemed	(552,714)	(5,603,514)

Net increase in net assets resulting from capital share transactions		28,200,441

Total increase in net assets		28,423,292
Net assets
Beginning of period		0

End of period		$28,423,292

Undistributed net investment income		$32,400

(a)

For the period from June 19, 2002 (commencement of operations), to April 30, 2003.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Mortgage Securities Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

13

NOTES TO FINANCIAL STATEMENTS continued

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses and mortgage dollar rolls.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund. The Fund does not pay a fee for the investment advisory service.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually reimburse expenses in order to limit operating expenses. For any reimbursements made after January 1, 2003, EIMC may recoup any amounts reimbursed up to a period of three years following the end of the fiscal year in which the fee reimbursements were made. Total amounts subject to recoupment as of April 30, 2003 were $19,593. During the period ended April 30, 2003, the investment advisor reimbursed expenses in the amount of $52,932 which represents 0.34% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

14

NOTES TO FINANCIAL STATEMENTS continued

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the period ended April 30, 2003:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$49,507,481	$4,483,363	$22,041,488	$1,824,340

During the period ended April 30, 2003, the Fund entered into dollar roll transactions. At April 30, 2003, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$860,962	Salomon Brothers	05/14/2003

256,239	UBS Warburg LLC	06/12/2003

During the period ended April 30, 2003, the Fund earned $61,065 on dollar roll transactions which is included in interest income.

On April 30, 2003, the aggregate cost of securities for federal income tax purposes was $29,603,237. The gross unrealized appreciation and depreciation on securities based on tax cost was $274,283 and $112,072, respectively, with a net unrealized appreciation of $162,211.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the period ended April 30, 2003, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2003, the components of distributable earnings on a tax basis consisted of undistributed ordinary income in the amount of $60,640 and unrealized appreciation in the amount of $162,211.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to mortgage dollar rolls. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the period ended April 30, 2003 was $834,009 of ordinary income.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $71 which represents 0.00% of its average net assets on an annualized basis.

15

NOTES TO FINANCIAL STATEMENTS continued

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the period ended April 30, 2003, the Fund had no borrowings under this agreement.

16

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Mortgage Securities Fund, a seriesof Evergreen Fixed Income Trust, as of April 30, 2003, and the related statement of operations, statement of changes in net assets, and the financial highlights forthe period from June 19, 2002(commencement of operations) to April 30, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Mortgage Securities Fund, as of April 30, 2003, the results of its operations, changes in its net assets and financial highlights for the period described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 6, 2003

17

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18

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19

TRUSTEES AND OFFICERS

TRUSTEES (1)

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None

Principal occupations: Sales Manager, SMI-STEEL–South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

Principal occupations: President, Richardson, Runden & Company (new business development/ consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None

Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

20

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA (2) Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None

Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS

William M. Ennis (3) President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel (4) Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce (4) Secretary DOB: 4/20/1960 Term of office since: 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt (5) Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998

Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft (5) Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

(1)

Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

(2)

Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund’s investment advisor.

(3)

The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)

The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

(5)

The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

21

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of April 30, 2003

Visit us online at EvergreenInvestments.com

F O R  M O R E  I N F O R M A T I O N
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566661 6/2003

Evergreen Investments(SM)

            MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

Evergreen Strategic Income Fund

Evergreen Strategic Income Fund: Annual Report as of April 30, 2003

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
22	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS' REPORT
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

June 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder,

We are pleased to present the annual report for Evergreen Strategic Income Fund, which covers the twelve-month period ended April 30, 2003.

Market analysis

The past twelve months have proven to be an extraordinary period for investors in the financial markets. The uneven domestic recovery and accompanying profit weakness has been compounded by investor concern due to the geopolitical threats of war and terror. In addition, the corporate accounting irregularities have further eroded investor confidence. The result has been a volatile equity market, leading to increased investor attention on asset allocation and risk aversion. Those investors properly allocated within most fixed income securities have been able to generate higher relative returns than those emphasizing single sector or single asset class strategies.

Perhaps the wildest ride for investors has occurred within the U.S. government bond market. After the economy produced larger than expected job growth in the early spring of 2002, the yield on the 10-year Treasury bond surged to 5.4%. As the rumors of the death of higher unemployment proved premature, the yield on the 10-year gradually diminished throughout last summer. Rising unemployment and slower than expected economic growth were joined by fears of war and terror to result in a surge of interest in U.S. Government bonds. This flight to quality was due to the perceived safety of Treasury securities by investors. Indeed, by the end of the third quarter, the yield on the 10-year Treasury fell to 3.6%, which occurred despite the rising federal budget deficit. As economic growth remained slow throughout the second half of last year, dampened by geopolitical threats, the Federal Reserve surprised investors with a larger than expected 50-basis point cut in its target for the Federal Funds rate last November. After temporarily climbing above 4% early in 2003, the 10-year Treasury has once again exceeded last year's lows.

LETTER TO SHAREHOLDERS continued

Investors in government bonds were not the only beneficiaries of bond market performance within the past year. After a dismal start, the corporate bond market began a steady improvement in the second half of 2002, followed by improved momentum thus far in 2003. The corporate accounting scandals led to many rating downgrades and credibility issues for Corporate America, and bond investors demanded increased premiums to compensate for these risks. After painstaking steps on the part of many corporations to address their operating and credibility problems in late 2002, investors once again began nibbling in corporate bonds and spreads began to narrow by the end of last year. As investors became more comfortable with the strengthening of U.S. balance sheets in 2003, the corporate bond market continued to generate positive gains for investors.

These gains in the corporate fixed income markets were not limited to investment grade securities. The high yield market also enjoyed improved performance in late 2002 and into 2003. After under-performing most other fixed income vehicles in recent years, investors have rallied around the improving prospects for this sector. Periods of rising defaults have historically been followed by periods of out performance. In addition, these issues tend to be most leveraged to economic recoveries and therefore tend to trade like equities as the economy and the stock market recover. As a result of these fundamental and technical trends, investors in high yield bonds participated in solid gains over the past several months.

While government and corporate bonds have benefited in this environment of low rates, investors in mortgage-backed securities have experienced a challenging period. As interest rates fell, refinancing activity accelerated. Since a drop in rates generally benefits bond investors as prices move higher in response to rate declines, this has a negative effect on mortgage-backed security prices because falling rates typically precede a rise in prepayments. These occur when mortgage holders refinance their existing higher rate mortgage prior to the stated maturity date to obtain lower rates. As a result, the challenge for investors in this market is to focus on securities less likely to be affected by prepayment risk in a declining interest rate environment. As rates begin to increase, these risks should subside.

LETTER TO SHAREHOLDERS continued

Looking ahead, we project a gradual improvement for the U.S. economy for the remainder of 2003 and into next year. The potential for tighter monetary policy next year and further increases in the U.S. federal budget deficit will likely place upward pressure on the yields of U.S. treasury bonds. Inflation remains mild, which should enable monetary policymakers to keep interest rates steady into next year. In this environment, we believe investors will increase credit risk in an attempt to improve yields for their portfolios. As such, we expect further moderate gains within the corporate market as credit quality improves, highlighted by returns in the close-to-investment-grade high yield market.

As always, we encourage investors to remain dedicated to the long-term investment strategies. Proper diversification with your portfolio is essential in limiting risk while seeking rewards. While the current investment environment is challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to get caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of April 30, 2003

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 4/14/1987

	Class A	Class B	Class C	Class I
Class inception date	4/14/1987	2/1/1993	2/1/1993	1/13/1997

Average annual return*

1 year with sales charge	13.16%	12.87%	15.70%	N/A

1 year w/o sales charge	18.79%	17.87%	17.89%	19.09%

5 year	4.78%	4.67%	4.76%	6.24%

10 year	6.39%	6.13%	6.01%	6.96%

*Adjusted for maximum applicable sales charge, unless noted.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Strategic Income Fund Class A shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

PORTFOLIO MANAGER COMMENTARY

The fund's Class A shares had a total return of 18.79% for the 12-month period ended April 30, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Aggregate Bond Index returned 10.47%, while the median return of funds in the Lipper Multi-Sector classification was 11.13%. Lipper is an independent monitor of mutual fund performance.

During the 12-month period, we focused on monitoring and selecting credits, as well as market timing. Successful credit selection was critical within the high yield bond sector, especially in the first part of the period. At that time, our strategy was defensive-we avoided bankruptcies and limited price volatility. We continued to monitor credits and relative value as the period progressed, establishing positions that we believed were attractively priced and had the potential for significant price appreciation. Within the international sector, we took advantage of the higher yields provided by foreign bonds, diverting assets away from the U.S. dollar. We based our selections on quality, liquidity, relative value and the potential for price appreciation. The fund's U.S. government and agency sector benefited from the rally in U.S. Treasuries that took place early in the fiscal year. Consequently, we focused on the 10-year U.S. Treasury note, but reduced those holdings later in the period and redirected assets to the high yield sector.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of April 30, 2003, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001[1]	2000	1999
CLASS A
Net asset value, beginning of period	$5.83	$5.74	$6.12	$6.79	$7.21
Income from investment operations
Net investment income	0.38	0.35	0.52	0.53	0.51
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.68	0.16	-0.40	-0.63	-0.41
Total from investment operations	1.06	0.51	0.12	-0.10	0.10
Distributions to shareholders from
Net investment income	-0.39	-0.32	-0.40	-0.49	-0.52
Tax basis return of capital	0	-0.10	-0.10	-0.08	0
Total distributions to shareholders	-0.39	-0.42	-0.50	-0.57	-0.52
Net asset value, end of period	$6.50	$5.83	$5.74	$6.12	$6.79
Total return[3]	18.79%	9.37%	2.09%	-1.58%	1.58%
Ratios and supplemental data
Net assets, end of period (thousands)	$173,842	$130,934	$122,223	$129,885	$162,192
Ratios to average net assets
Expenses[4]	1.19%	1.23%	0.87%	0.72%	1.02%
Net investment income	6.31%	6.02%	8.06%	8.36%	7.41%
Portfolio turnover rate	129%	304%	322%	187%	222%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003	2002[1]	2001[2]	2000	1999
CLASS B
Net asset value, beginning of period	$5.85	$5.75	$6.14	$6.81	$7.25
Income from investment operations
Net investment income	0.34	0.29	0.48	0.49	0.47
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.67	0.19	-0.41	-0.64	-0.44
Total from investment operations	1.01	0.48	0.07	-0.15	0.03
Distributions to shareholders from
Net investment income	-0.34	-0.28	-0.36	-0.44	-0.47
Tax basis return of capital	0	-0.10	-0.10	-0.08	0
Total distributions to shareholders	-0.34	-0.38	-0.46	-0.52	-0.47
Net asset value, end of period	$6.52	$5.85	$5.75	$6.14	$6.81
Total return[3]	17.87%	8.74%	1.18%	-2.29%	0.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$107,968	$77,471	$83,347	$104,110	$120,669
Ratios to average net assets
Expenses[4]	1.94%	1.98%	1.61%	1.47%	1.76%
Net investment income	5.54%	5.27%	7.34%	7.60%	6.68%
Portfolio turnover rate	129%	304%	322%	187%	222%

1.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2.  Net investment income per share is based on average shares outstanding during the period.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001[1]	2000	1999
CLASS C
Net asset value, beginning of period	$5.84	$5.75	$6.13	$6.80	$7.24
Income from investment operations
Net investment income	0.34	0.32	0.46	0.49	0.45
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.67	0.15	-0.38	-0.64	-0.42
Total from investment operations	1.01	0.47	0.08	-0.15	0.03
Distributions to shareholders from
Net investment income	-0.34	-0.28	-0.36	-0.44	-0.47
Tax basis return of capital	0	-0.10	-0.10	-0.08	0
Total distributions to shareholders	-0.34	-0.38	-0.46	-0.52	-0.47
Net asset value, end of period	$6.51	$5.84	$5.75	$6.13	$6.80
Total return[3]	17.89%	8.56%	1.35%	-2.30%	0.55%
Ratios and supplemental data
Net assets, end of period (thousands)	$68,207	$22,554	$16,746	$14,655	$16,265
Ratios to average net assets
Expenses[4]	1.93%	1.98%	1.63%	1.47%	1.77%
Net investment income	5.66%	5.25%	7.26%	7.61%	6.65%
Portfolio turnover rate	129%	304%	322%	187%	222%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,
	2003[1]	2002[2]	2001[1]	2000	1999
CLASS I3
Net asset value, beginning of period	$5.74	$5.65	$6.02	$6.63	$7.04
Income from investment operations
Net investment income	0.41	0.35	0.51	0.55	0.51
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.64	0.17	-0.37	-0.59	-0.39
Total from investment operations	1.05	0.52	0.14	-0.04	0.12
Distributions to shareholders from
Net investment income	-0.39	-0.33	-0.41	-0.49	-0.53
Tax basis return of capital	0	-0.10	-0.10	-0.08	0
Total distributions to shareholders	-0.39	-0.43	-0.51	-0.57	-0.53
Net asset value, end of period	$6.40	$5.74	$5.65	$6.02	$6.63
Total return	19.09%	9.67%	2.41%	-0.61%	1.83%
Ratios and supplemental data
Net assets, end of period (thousands)	$13,406	$1,779	$1,584	$1,386	$1,647
Ratios to average net assets
Expenses[4]	0.94%	0.98%	0.62%	0.47%	0.75%
Net investment income	6.75%	6.27%	8.30%	8.63%	7.64%
Portfolio turnover rate	129%	304%	322%	187%	222%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.03; an increase in net realized gains or losses per share of $0.03; and a decrease to the ratio of net investment income to average net assets of 0.45%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 31.8%
CONSUMER DISCRETIONARY 13.1%
Auto Components 1.1%
Collins & Aikman Corp., 10.75%, 12/31/2011	B	$ 1,300,000	$ 1,339,000
Dana Corp., 9.00%, 08/15/2011 (p)	BB	1,300,000	1,417,000
Intermet Corp., 9.75%, 06/15/2009	B+	600,000	592,500
TRW Automotive, Inc., 11.00%, 02/15/2013 144A	B+	750,000	825,000
4,173,500
Hotels, Restaurants & Leisure 4.6%
AMF Bowling Worldwide, Inc., 13.00%, 09/01/2008	B3	1,300,000	1,413,750
Argosy Gaming Co., 10.75%, 06/01/2009	B+	1,100,000	1,221,000
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	290,000	311,750
Cinemark USA, Inc.:
9.00%, 02/01/2013 144A	B-	150,000	162,750
Ser. B, 9.625%, 08/01/2008	B-	1,200,000	1,222,500
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	1,100,000	1,188,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	1,100,000	1,163,250
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	1,000,000	1,040,000
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	1,000,000	1,110,000
Motor Gaming Group, Inc., 9.75%, 04/01/2010 144A	B+	1,000,000	1,045,000
Six Flags, Inc.:
8.875%, 02/01/2010	B	640,000	643,200
9.75%, 04/15/2013 144A	B	590,000	618,025
Station Casinos, Inc., 9.875%, 07/01/2010	B+	1,000,000	1,107,500
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB+	1,000,000	1,167,500
Vail Resorts, Inc., 8.75%, 05/15/2009	NA	1,000,000	1,050,000
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	1,935,000	2,133,337
16,597,562
Household Durables 2.6%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	955,000	1,091,087
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	210,000	220,238
Meritage Corp., 9.75%, 06/01/2011	B	500,000	548,750
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	B+	1,565,000	1,752,800
Sealy Mattress Co.:
9.875%, 12/15/2007 (p)	B-	100,000	103,500
Ser. B, 9.875%, 12/15/2007 (p) 144A	B-	1,200,000	1,242,000
Simmons Co., Ser. B, 10.25%, 03/15/2009 (p)	B-	1,600,000	1,736,000
Standard Pacific Corp., 7.75%, 03/15/2013	BB	500,000	513,750
Technical Olympic USA, Inc., 9.00%, 07/01/2010	B+	850,000	884,000
WCI Communities, Inc., 9.125%, 05/01/2012	B	1,300,000	1,319,500
9,411,625
Leisure Equipment & Products 0.5%
Hockey Co., 11.25%, 04/15/2009	B	675,000	740,813
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	1,100,000	1,149,500
1,890,313
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media 2.2%
AMC Entertainment, Inc., 9.875%, 02/01/2012 (p)	CCC+	$ 1,100,000	$ 1,160,500
CSC Holdings, Inc., 7.625%, 04/01/2011 (p)	BB-	835,000	883,012
EchoStar DBS Corp., 9.375%, 02/01/2009	BB-	2,360,000	2,557,650
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2011 (p) †	B-	2,000,000	1,770,000
Hollywood Entertainment Corp., 9.625%, 03/15/2011	B-	500,000	542,500
LIN Television Corp., 8.375%, 03/01/2008	B	1,000,000	1,052,500
7,966,162
Multi-line Retail 0.0%
Saks, Inc., 9.875%, 10/01/2011 (p)	BB	135,000	151,875
Specialty Retail 2.1%
Gap, Inc., 6.90%, 09/15/2007	BB+	625,000	665,625
Mothers Work, Inc., 11.25%, 08/01/2010	B+	1,300,000	1,430,000
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	1,100,000	1,243,000
Remington Arms, Inc., 10.50%, 02/01/2011 144A	B-	1,010,000	1,095,850
United Auto Group, Inc., 9.625%, 03/15/2012	B	1,300,000	1,378,000
United Rentals, Inc., 10.75%, 04/15/2008 (p)	BB-	1,600,000	1,736,000
7,548,475
CONSUMER STAPLES 1.5%
Food & Drug Retailing 0.8%
Delhaize America, Inc., 8.125%, 04/15/2011	BB+	830,000	883,950
Rite Aid Corp.:
9.50%, 02/15/2011 144A	B+	600,000	642,000
12.50%, 09/15/2006	B-	1,300,000	1,475,500
3,001,450
Food Products 0.7%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	B-	750,000	814,688
Corn Products International, Inc.:
8.25%, 07/15/2007	BBB-	1,500,000	1,558,803
8.45%, 08/15/2009	BBB-	250,000	263,163
2,636,654
ENERGY 3.0%
Energy Equipment & Services 1.2%
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013 144A	BB+	750,000	777,187
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009 (p)	B+	2,000,000	2,145,000
SESI LLC, 8.875%, 05/15/2011	BB-	1,240,000	1,320,600
4,242,787
Oil & Gas 1.8%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,100,000	1,193,500
General Maritime Corp., 10.00%, 03/15/2013 144A	B+	1,115,000	1,209,775
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	1,200,000	1,478,170
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil & Gas continued
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012	B	$ 1,200,000	$ 1,290,000
Tri-Union Development Corp. 12.50%, 06/01/2006 (g)	D	908,500	708,630
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B+	700,000	752,500
6,632,575
FINANCIALS 1.2%
Diversified Financials 0.4%
Madison River Capital Finance Corp., 13.25%, 03/01/2010	CCC+	1,000,000	875,000
Qwest Capital Funding, Inc., 7.25%, 02/15/2011	CCC+	680,000	566,100
1,441,100
Real Estate 0.8%
La Quinta Corp., 8.875%, 03/15/2011 REIT 144A	BB-	520,000	547,300
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	B-	1,200,000	1,134,000
Universal City Development Partners, 11.75%, 04/01/2010 144A	B-	1,000,000	1,082,500
2,763,800
HEALTH CARE 1.6%
Health Care Equipment & Supplies 0.6%
Advanced Medical Optics, Inc., 9.25%, 07/15/2010	B	1,120,000	1,192,800
Rotech Healthcare, Inc., 9.50%, 04/01/2012	B+	1,000,000	1,020,000
2,212,800
Health Care Providers & Services 0.7%
Ameripath, Inc., 10.50%, 04/01/2013 144A	B-	925,000	985,125
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	1,300,000	1,446,250
2,431,375
Pharmaceuticals 0.3%
Alpharma, Inc., 8.625%, 05/01/2011 144A	B+	1,050,000	1,092,000
INDUSTRIALS 2.2%
Aerospace & Defense 0.2%
BE Aerospace, Inc., 9.50%, 11/01/2008 (p)	B-	745,000	536,400
Commercial Services & Supplies 0.9%
Allied Waste, Inc., 10.00%, 08/01/2009 (p)	B+	2,500,000	2,684,375
Coinmach Corp., 9.00%, 02/01/2010	B	560,000	599,200
3,283,575
Machinery 0.9%
AGCO Corp., 8.50%, 03/15/2006	BB-	1,100,000	1,105,500
SPX Corp., 7.50%, 01/01/2013	BB+	665,000	728,175
Terex Corp., 8.875%, 04/01/2008 (p)	B	1,500,000	1,567,500
3,401,175
Marine 0.2%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	675,000	734,063
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 0.0%
Semiconductor Equipment & Products 0.0%
Fairchild Semiconductor Corp., 10.375%, 10/01/2007	B	$ 150,000	$ 159,000
MATERIALS 5.2%
Chemicals 2.0%
Acetex Corp., 10.875%, 08/01/2009	B+	1,000,000	1,105,000
Equistar Chemicals LP, 10.625%, 05/01/2011 144A	BB	1,300,000	1,381,250
Ethyl Corp., 8.875%, 05/01/2010 144A	B	250,000	261,250
FMC Corp., 10.25%, 11/01/2009	BB+	920,000	1,039,600
Huntsman International LLC, 9.875%, 03/01/2009 144A	B	1,300,000	1,417,000
Lyondell Chemical Co.:
9.50%, 12/15/2008 (p)	BB	50,000	51,250
Ser. A, 9.625%, 05/01/2007	BB	1,050,000	1,086,750
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	940,000	1,066,900
7,409,000
Containers & Packaging 1.4%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	1,045,000	1,071,125
Jarden Corp., 9.75%, 05/01/2012	B-	1,300,000	1,404,000
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012	BB	1,300,000	1,394,250
Owens-Illinois, Inc., 7.35%, 05/15/2008 (p)	B+	1,200,000	1,194,000
5,063,375
Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.:
7.50%, 11/15/2006 (p)	B-	1,200,000	1,239,000
10.125%, 02/01/2010 144A (p)	B-	1,300,000	1,410,500
Peabody Energy Corp., 6.875%, 03/15/2013 144A	BB-	440,000	459,800
U.S. Steel Corp., 10.75%, 08/01/2008	BB	405,000	441,450
3,550,750
Paper & Forest Products 0.8%
Buckeye Cellulose Corp., 8.50%, 12/15/2005	B+	1,300,000	1,287,000
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	BB+	1,600,000	1,592,000
2,879,000
TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 1.4%
FairPoint Communications, Inc., 12.50%, 05/01/2010	B-	1,040,000	1,019,200
Paxson Communications Corp.:
10.75%, 07/15/2008 (p)	B-	290,000	321,900
Sr. Disc. Note, Step Bond, 12.25%, 01/15/2009 †	B-	1,100,000	929,500
Qwest Communications International, Inc., Ser. B, 7.50%, 11/01/2008	CCC+	1,400,000	1,274,000
RCN Corp., Sr. Disc. Note, Step Bond, 9.80%, 02/15/2008 †	CCC-	4,625,000	1,503,125
5,047,725
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 2.2%
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	$ 2,300,000	$ 2,654,589
Dobson Communications Corp., 10.875%, 07/01/2010	CCC+	1,300,000	1,371,500
Nextel Communications, Inc., 9.375%, 11/15/2009 (p)	B	1,605,000	1,741,425
Nextel Partners, Inc., 11.00%, 03/15/2010 (p)	CCC+	1,500,000	1,582,500
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	745,000	824,156
8,174,170
UTILITIES 0.4%
Gas Utilities 0.4%
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	1,200,000	1,299,000
Total Corporate Bonds			115,731,286
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 2.2%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Vivendi Universal, 9.50%, 04/15/2010, EUR 144A	B+	200,000	247,324
FINANCIALS 1.4%
Banks 1.4%
Realkredit Danmark, 6.00%, 10/01/2032, DKK	AAA	32,346,626	4,975,954
INFORMATION TECHNOLOGY 0.3%
Electronic Equipment & Instruments 0.3%
Flextronics International, Ltd., 9.75%, 07/01/2010, EUR	NA	1,115,000	1,337,403
MATERIALS 0.4%
Containers & Packaging 0.4%
Crown European Holdings SA, 10.25%, 03/01/2011, EUR 144A	B+	1,300,000	1,511,672
Total Foreign Bonds-Corporate			8,072,353
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 24.7%
Australia:
5.75%, 06/15/2011, AUD	AAA	7,360,000	4,770,523
6.25%, 04/15/2015, AUD	AAA	3,000,000	2,001,754
6.75%, 11/15/2006, AUD	AAA	8,130,000	5,423,018
Canada:
4.40%, 03/15/2008, CAD	AAA	5,200,000	3,619,439
5.25%, 06/01/2013, CAD	AAA	10,960,000	7,794,669
6.00%, 06/01/2008, CAD	AAA	8,870,000	6,636,480
Hungary:
7.75%, 04/12/2005, HUF	NA	600,000,000	2,796,225
9.50%, 06/12/2003, HUF	NA	1,886,800,000	8,609,575
New Zealand, 7.00%, 07/15/2009, NZD	AAA	33,210,000	19,860,461
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) continued
Norway:
5.75%, 11/30/2004, NOK	AAA	20,000,000	$ 2,904,312
6.00%, 05/16/2011, NOK	AAA	15,000,000	2,252,236
Poland, 5.00%, 10/24/2013, PLN	A	24,200,000	6,192,614
Sweden:
3.50%, 04/20/2006, SEK	AAA	81,500,000	9,905,794
5.50%, 10/08/2012, SEK	AAA	25,000,000	3,240,546
United Kingdom, 7.25%, 12/07/2007, GBP	AAA	2,000,000	3,632,577
Total Foreign Bonds-Government			89,640,223
MORTGAGE-BACKED SECURITIES 0.3%
GNMA:
6.00%, 06/15/2031-09/15/2031	AAA	$ 295,012	309,093
7.50%, 04/15/2030-05/15/2031	AAA	803,358	857,998
8.00%, 10/15/2030	AAA	24,113	26,100
Total Mortgage-Backed Securities			1,193,191
U.S. TREASURY OBLIGATIONS 8.5%
U.S. Treasury Notes:
3.25%, 08/15/2007	AAA	13,074,000	13,434,568
3.50%, 11/15/2006	AAA	10,791,000	11,252,153
4.375%, 05/15/2007-08/15/2012	AAA	4,433,000	4,751,384
4.875%, 02/15/2012	AAA	800,000	867,563
5.875%, 11/15/2004	AAA	460,000	491,895
Total U.S. Treasury Obligations			30,797,563
YANKEE OBLIGATIONS-CORPORATE 2.0%
CONSUMER DISCRETIONARY 0.5%
Media 0.5%
Imax Corp., 7.875%, 12/01/2005	CCC	1,200,000	1,080,000
Vivendi Universal SA, 9.25%, 04/15/2010 144A	B+	835,000	941,462
2,021,462
FINANCIALS 0.8%
Diversified Financials 0.8%
PTC International Finance, 11.25%, 12/01/2009	B+	2,220,000	2,773,840
MATERIALS 0.7%
Metals & Mining 0.0%
Bulong Operations Property, Ltd., 12.50%, 03/31/2012 (h) +(g)	NA	2,000,000	50,000
Paper & Forest Products 0.7%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	1,200,000	1,326,000
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	1,200,000	1,224,000
2,550,000
Total Yankee Obligations-Corporate			7,395,302
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-GOVERNMENT 19.5%
Brazil, 8.00%, 04/15/2014	B+	$ 9,531,113	$ 8,399,770
Colombia:
10.00%, 01/23/2012	BB	9,460,000	10,439,110
10.375%, 01/28/2033	BB	3,100,000	3,484,400
El Salvador:
7.75%, 01/24/2023 144A	BB+	1,800,000	1,917,000
8.25%, 04/10/2032 144A	BB+	1,720,000	1,728,600
Mexico:
8.30%, 08/15/2031	BBB-	3,045,000	3,453,030
8.375%, 01/14/2011	BBB-	3,985,000	4,762,075
Peru:
9.125%, 01/15/2008	BB-	4,180,000	4,650,250
9.875%, 02/06/2015	BB-	470,000	528,750
Philippines:
8.375%, 03/12/2009	BB	855,000	882,788
9.00%, 02/15/2013	BB	860,000	894,400
9.375%, 01/18/2017	BB	5,960,000	6,377,200
Russia, Sr. Disc. Note, Step Bond, 5.00%, 03/31/2007 144A †	NA	14,610,000	13,187,716
United Kingdom, 5.00%, 03/07/2012	AAA	6,000,000	10,067,565
Total Yankee Obligations-Government			70,772,654

		Shares	Value

COMMON STOCKS 0.0%
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. *		590	6
Tribo Petroleum Corp., Class A *		1,000	10
16
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp., Class A (h) +*		171,452	12,001
MATERIALS 0.0%
Metals & Mining 0.0%
Bulong Operations Property, Ltd. (h) *+		35,558,832	0
Total Common Stocks			12,017
PREFERRED STOCKS 0.0%
INFORMATION TECHNOLOGY 0.0%
Computers & Peripherals 0.0%
Ampex Corp. (h) +*		384	0
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2003

	Shares	Value

WARRANTS 0.0%
FINANCIALS 0.0%
Diversified Financials 0.0%
Ono Finance Plc, Expiring 3/16/2011*+	2,000	$ 20
Ono Finance Plc, Expiring 5/31/2009 144A*+	2,000	20
Total Warrants		40
SHORT-TERM INVESTMENTS 14.8%
MUTUAL FUND SHARES 14.8%
Evergreen Institutional Money Market Fund (o)	31,688,956	31,688,956
Navigator Prime Portfolio (pp)	21,996,630	21,996,630
Total Short-Term Investments		53,685,586
Total Investments (cost $343,827,688) 103.8%		377,300,215
Other Assets and Liabilities (3.8%)		(13,877,592)
Net Assets 100.0%		$ 363,422,623

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
+	Security is deemed illiquid and is valued using market quotations where readily available. In the absence of market quotations, the security is valued based upon its fair value determined under procedures approved by the Board of Trustees.
*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(g)	Security which has defaulted on payment of interest and/or principal.

Summary of Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
DKK	Danish Krone
GBP	United Kingdom Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

Assets
Identified cost of securities	$ 343,827,688
Net unrealized gains on securities	33,472,527

Market value of securities	377,300,215
Receivable for securities sold	201,425
Receivable for Fund shares sold	2,072,291
Receivable for securities lending income	1,820
Interest receivable	6,444,891
Receivable for closed forward foreign currency exchange contracts	1,606,182
Prepaid expenses and other assets	98,996

Total assets	387,725,820

Liabilities
Dividends payable	699,777
Payable for securities purchased	338,892
Payable for Fund shares redeemed	339,221
Payable for closed forward foreign currency exchange contracts	61,065
Unrealized losses on forward foreign currency exchange contracts	794,157
Payable for securities on loan	21,996,630
Foreign currency due to custodian bank, at value (cost $11,190)	11,628
Advisory fee payable	4,816
Distribution Plan expenses payable	3,235
Due to other related parties	986
Accrued expenses and other liabilities	52,790

Total liabilities	24,303,197

Net assets	$ 363,422,623

Net assets represented by
Paid-in capital	$ 411,298,655
Undistributed net investment income	6,166,568
Accumulated net realized losses on securities and foreign currency related transactions	(86,788,134)
Net unrealized gains on securities and foreign currency related transactions	32,745,534

Total net assets	$ 363,422,623

Net assets consists of
Class A	$ 173,841,613
Class B	107,967,662
Class C	68,206,938
Class I	13,406,410

Total net assets	$ 363,422,623

Shares outstanding
Class A	26,759,197
Class B	16,570,096
Class C	10,484,109
Class I	2,096,196

Net asset value per share
Class A	$ 6.50
Class A -- Offering price (based on sales charge of 4.75%)	$ 6.82
Class B	$ 6.52
Class C	$ 6.51
Class C -- Offering price (based on sales charge of 1.00%)	$ 6.58
Class I	$ 6.40

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

Investment income
Interest (net of foreign withholding taxes of $69,188)	$ 20,870,901

Expenses
Advisory fee	1,438,934
Distribution Plan expenses
Class A	368,144
Class B	879,302
Class C	389,651
Administrative services fee	277,805
Transfer agent fees	575,677
Trustees' fees and expenses	4,536
Printing and postage expenses	27,028
Custodian fee	220,906
Registration and filing fees	11,524
Professional fees	31,940
Other	17,197

Total expenses	4,242,644
Less: Expense reductions	(4,532)
Expense reimbursements	(3,621)

Net expenses	4,234,491

Net investment income	16,636,410

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains on:
Securities	4,649,289
Foreign currency related transactions	104,977

Net realized gains on securities and foreign currency related transactions	4,754,266
Net change in unrealized gains or losses on securities and foreign currency related transactions	28,219,401

Net realized and unrealized gains or losses on securities and foreign currency related transactions	32,973,667

Net increase in net assets resulting from operations	$ 49,610,077

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2003		2002

Operations
Net investment income		$ 16,636,410		$ 12,697,170
Net realized gains or losses on securities and foreign currency related transactions		4,754,266		(10,549,354)
Net change in unrealized gains or losses on securities and foreign currency related transactions		28,219,401		17,411,967

Net increase in net assets resulting from operations		49,610,077		19,559,783

Distributions to shareholders from
Net investment income
Class A		(9,217,057)		(6,673,070)
Class B		(4,966,809)		(4,051,975)
Class C		(2,202,780)		(904,509)
Class I*		(458,398)		(97,168)
Tax basis return of capital
Class A		0		(2,318,169)
Class B		0		(1,407,622)
Class C		0		(314,219)
Class I*		0		(33,755)

Total distributions to shareholders		(16,845,044)		(15,800,487)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	8,487,148	51,662,571	2,963,451	16,963,105
Class B	6,708,216	40,780,947	3,057,967	17,593,950
Class C	8,054,040	49,183,588	1,472,812	8,448,726
Class I*	840,724	5,020,580	58,874	331,390

		146,647,686		43,337,171

Net asset value of shares issued in reinvestment of distributions
Class A	975,606	5,929,744	1,003,114	5,727,223
Class B	459,976	2,804,647	535,062	3,064,118
Class C	183,976	1,129,873	102,956	589,023
Class I*	21,899	134,122	7,567	42,538

		9,998,386		9,422,902

Automatic conversion of Class B shares to Class A shares
Class A	540,589	3,247,744	1,695,229	9,788,829
Class B	(538,733)	(3,247,744)	(1,688,252)	(9,788,829)

		0		0

Payment for shares redeemed
Class A	(5,697,864)	(34,377,442)	(4,514,684)	(25,795,810)
Class B	(3,299,332)	(19,950,381)	(3,151,402)	(18,084,184)
Class C	(1,615,262)	(9,838,968)	(629,182)	(3,592,366)
Class I*	(614,239)	(3,675,494)	(37,017)	(208,078)

		(67,842,285)		(47,680,438)

Net asset value of shares issued in acquisition
Class I*	1,537,823	9,114,878	0	0

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,
	2003	2002

Net increase in net assets resulting from capital share transactions	$ 97,918,665	$ 5,079,635

Total increase in net assets	130,683,698	8,838,931
Net assets
Beginning of period	232,738,925	223,899,994

End of period	$ 363,422,623	$ 232,738,925

Undistributed (overdistributed) net investment income	$ 6,166,568	$ (1,217,046)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Strategic Income Fund (the "Fund") is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such trans-

NOTES TO FINANCIAL STATEMENTS continued

actions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains, expiration of capital loss carryovers and premium amortization.

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.41% and declining to 0.16% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of April 30, 2003 were $3,621. During the year ended April 30, 2003, the investment advisor reimbursed expenses relating to Class A shares in the amount of $3,621, which represents 0.00% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2003, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003,

NOTES TO FINANCIAL STATEMENTS continued

the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 27, 2003.

5. ACQUISITION

Effective on the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT Total Return Fund in a tax-free exchange for Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $184,130. The aggregate net assets of the Fund and OFFIT Total Return Fund immediately prior to the acquisition were $269,123,098 and $9,114,878, respectively. The aggregate net assets of the Fund immediately after the acquisition were $278,237,976.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2003:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$ 92,668,161	$ 307,969,702	$ 108,435,483	$ 225,159,127

At April 30, 2003, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange		U.S. Value at	In Exchange	Unrealized
Date	Contracts to Deliver	April 30, 2003	for U.S. $	Loss

8/4/2003	40,000,000 Euro	$ 44,580,557	$ 43,786,400	$ 794,157

The Fund loaned securities during the year ended April 30, 2003 to certain brokers. At April 30, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $21,552,792 and $21,996,630, respectively. During the year ended April 30, 2003, the Fund earned $40,511 in income from securities lending.

On April 30, 2003, the aggregate cost of securities for federal income tax purposes was $344,133,703. The gross unrealized appreciation and depreciation on securities based on tax cost was $36,406,307 and $3,239,795, respectively, with a net unrealized appreciation of $33,166,512.

As of April 30, 2003, the Fund had $81,352,258 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2004	2008	2009	2010

$ 35,072,322	$ 12,246,758	$ 14,759,243	$ 19,273,935

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $5,129,861.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryover
Undistributed		and
Ordinary	Unrealized	Post-October
Income	Appreciation	Loss

$ 5,439,575	$ 33,166,512	$ 86,482,119

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency losses and premium amortization.

The tax character of distributions paid were as follows:

	Year Ended April 30,
	2003	2002

Ordinary Income	$ 16,845,044	$ 11,726,722
Return of Capital	0	4,073,765

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $4,532, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended April 30, 2003, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Strategic Income Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Strategic Income Fund, as of April 30, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
June 6, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of April 30, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566662   6/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

Evergreen U.S. Government Fund

Evergreen

U.S. GOVERNMENT FUND

Annual Report
as of April 30, 2003

Evergreen Investments℠
MUTUAL FUNDS

1

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

5	PORTFOLIO MANAGER COMMENTARY

6	FINANCIAL HIGHLIGHTS

10	SCHEDULE OF INVESTMENTS

15	STATEMENT OF ASSETS AND LIABILITIES

16	STATEMENT OF OPERATIONS

17	STATEMENTS OF CHANGES IN NET ASSETS

18	STATEMENT OF CASH FLOWS

19	NOTES TO FINANCIAL STATEMENTS

24	INDEPENDENT AUDITORS’ REPORT

28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

2

LETTER TO SHAREHOLDERS

June 2003

Dear Evergreen Shareholder,

We are pleased to present the annual report for Evergreen U.S. Government Fund, which covers the twelve-month period ended April 30, 2003.

Market analysis

The past twelve months have proven to be an extraordinary period for investors in the financial markets. The uneven domestic recovery and accompanying profit weakness has been compounded by investor concern due to the geopolitical threats of war and terror. In addition, the corporate accounting irregularities have further eroded investor confidence. The result has been a volatile equity market, leading to increased investor attention on asset allocation and risk aversion. Those investors properly allocated within most fixed income securities have been able to generate higher relative returns than those emphasizing single sector or single asset class strategies.

Perhaps the wildest ride for investors has occurred within the U.S. government bond market. After the economy produced larger than expected job growth in the early spring of 2002, the yield on the 10-year Treasury bond surged to 5.4%. As the rumors of the death of higher unemployment proved premature, the yield on the 10-year gradually diminished throughout last summer. Rising unemployment and slower than expected economic growth were joined by fears of war and terror to result in a surge of interest in U.S. Government bonds. This flight to quality was due to the perceived safety of Treasury securities by investors. Indeed, by the end of the third quarter, the yield on the 10-year Treasury fell to 3.6%, which occurred despite the rising federal budget deficit. As economic growth remained slow throughout the second half of last year, dampened by geopolitical threats, the Federal Reserve surprised investors with a larger than expected 50-basis point cut in its target for the Federal Funds rate last November. After temporarily climbing above 4% early in 2003, the 10-year Treasury has once again exceeded last year’s lows.

1

LETTER TO SHAREHOLDERS continued

Investors in government bonds were not the only beneficiaries of bond market performance within the past year. After a dismal start, the corporate bond market began a steady improvement in the second half of 2002, followed by improved momentum thus far in 2003. The corporate accounting scandals led to many rating downgrades and credibility issues for Corporate America, and bond investors demanded increased premiums to compensate for these risks. After painstaking steps on the part of many corporations to address their operating and credibility problems in late 2002, investors once again began nibbling in corporate bonds and spreads began to narrow by the end of last year. As investors became more comfortable with the strengthening of U.S. balance sheets in 2003, the corporate bond market continued to generate positive gains for investors.

These gains in the corporate fixed income markets were not limited to investment grade securities. The high yield market also enjoyed improved performance in late 2002 and into 2003. After under-performing most other fixed income vehicles in recent years, investors have rallied around the improving prospects for this sector.

Periods of rising defaults have historically been followed by periods of out performance. In addition, these issues tend to be most leveraged to economic recoveries and therefore tend to trade like equities as the economy and the stock market recover. As a result of these fundamental and technical trends, investors in high yield bonds participated in solid gains over the past several months.

While government and corporate bonds have benefited in this environment of low rates, investors in mortgage-backed securities have experienced a challenging period. As interest rates fell, refinancing activity accelerated. Since a drop in rates generally benefits bond investors as prices move higher in response to rate declines, this has a negative effect on mortgage-backed security prices because falling rates typically precede a rise in prepayments. These occur when mortgage holders refinance their existing higher rate mortgage prior to the stated maturity date to obtain lower rates. As a result, the challenge for investors in this market is to focus on securities less likely to be affected by prepayment risk in a declining interest rate environment. As rates begin to increase, these risks should subside.

2

LETTER TO SHAREHOLDERS continued

Looking ahead, we project a gradual improvement for the U.S. economy for the remainder of 2003 and into next year. The potential for tighter monetary policy next year and further increases in the U.S. federal budget deficit will likely place upward pressure on the yields of U.S. Treasury bonds. Inflation remains mild, which should enable monetary policymakers to keep interest rates steady into next year. In this environment, we believe investors will increase credit risk in an attempt to improve yields for their portfolios. As such, we expect further moderate gains within the corporate market as credit quality improves, highlighted by returns in the close-to-investment-grade high yield market.

As always, we encourage investors to remain dedicated to the long-term investment strategies. Proper diversification with your portfolio is essential in limiting risk while seeking rewards. While the current investment environment is challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to get caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis President and Chief Executive Officer Evergreen Investment Company, Inc.	Dennis H. Ferro President and Chief Investment Officer Evergreen Investment Management Company, LLC

3

FUND AT A GLANCE

as of April 30, 2003

MANAGEMENT TEAM

Lisa Brown Premo
Customized Fixed
Income Team
Lead Manager

CURRENT INVESTMENT STYLE (2)

PERFORMANCE AND RETURNS (1)

Portfolio inception date: 1/11/1993

Class inception date	Class A 1/11/1993	Class B 1/11/1993	Class C 9/2/1994	Class I 9/2/1993

Average annual return*
1 year with sales charge	3.31%	2.69%	5.61%	N/A

1 year w/o sales charge	8.50%	7.69%	7.69%	8.77%

5 year	5.40%	5.31%	5.42%	6.69%

10 year	5.66%	5.43%	5.39%	6.44%

* Adjusted for maximum applicable sales charge, unless noted.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen U.S. Government Fund Class A shares,(1) versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The LBITGBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares had a total return of 8.50% for the 12-month period ended April 30, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) returned 9.22%, while the median return of funds in the Lipper General U.S. Government Funds classification was 8.63%. Lipper is an independent monitor of mutual fund performance.

We kept the fund’s duration longer than the benchmark LBITGBI. Duration measures a bond’s sensitivity to changes in interest rates. In a declining interest rate environment, a longer duration benefits the fund because prices on longer-duration bonds have the potential to appreciate more than those on shorter-duration bonds, which tend to be more stable. We maintained substantial positions in mortgage-backed securities. The mortgages in the fund were strong contributors to performance. We continue to expect strong relative performance from mortgages and plan to maintain an overweighted position, relative to the index, in these securities. At 6.2% of net assets, we overweighted the fund in corporate bonds, relative to the LBITGBI. With interest rates at very low levels and corporate balance sheets improving, the higher yields that corporate bonds offered were attractive to investors, and corporate bonds benefited from increased demand. The fund’s position in corporate bonds aided the fund’s results.

(1)  Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. The historical returns for Classes C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower while returns for Class I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

(2)  Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31,1994.

The fund’s investment objective is nonfundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2003, and subject to change.

5

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2003	2002(1)	2001	2000	1999

Net asset value, beginning of period	$9.75	$9.59	$9.15	$9.63	$9.68

Income from investment operations
Net investment income	0.39	0.48	0.54	0.55	0.56
Net realized and unrealized gains or losses on securities	0.43	0.16	0.44	(0.48)	(0.04)

Total from investment operations	0.82	0.64	0.98	0.07	0.52

Distributions to shareholders from
Net investment income	(0.35)	(0.48)	(0.54)	(0.55)	(0.57)

Net asset value, end of period	$10.22	$9.75	$9.59	$9.15	$9.63

Total return(2)	8.50%	6.76%	10.98%	0.79%	5.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$146,427	$141,838	$108,073	$91,123	$48,091
Ratios to average net assets
Expenses(3)	0.95%	0.96%	1.00%	0.97%	0.95%
Net investment income	3.81%	4.91%	5.71%	5.89%	5.68%
Portfolio turnover rate	129%	121%	86%	58%	98%

(1)

As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(2)

Excluding applicable sales charges

(3)

The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

6

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2003	2002(1)	2001	2000	1999

Net asset value, beginning of period	$9.75	$9.59	$9.15	$9.63	$9.68

Income from investment operations
Net investment income	0.31	0.42	0.47	0.48	0.49
Net realized and unrealized gains or losses on securities	0.43	0.15	0.44	(0.48)	(0.05)

Total from investment operations	0.74	0.57	0.91	0	0.44

Distributions to shareholders from
Net investment income	(0.27)	(0.41)	(0.47)	(0.48)	(0.49)

Net asset value, end of period	$10.22	$9.75	$9.59	$9.15	$9.63

Total return(2)	7.69%	5.97%	10.15%	0.03%	4.60%

Ratios and supplemental data
Net assets, end of period (thousands)	$59,362	$47,016	$65,533	$82,665	$122,919
Ratios to average net assets
Expenses(3)	1.70%	1.71%	1.75%	1.71%	1.71%
Net investment income	3.04%	4.18%	4.98%	5.11%	4.99%
Portfolio turnover rate	129%	121%	86%	58%	98%

(1)

As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.01; an increase in net realized gains or losses per share of $0.01; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(2)

Excluding applicable sales charges

(3)

The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2003	2002(1)	2001	2000	1999

Net asset value, beginning of period	$9.75	$9.59	$9.15	$9.63	$9.68

Income from investment operations
Net investment income	0.31	0.41	0.47	0.48	0.49
Net realized and unrealized gains or losses on securities	0.43	0.16	0.44	(0.48)	(0.05)

Total from investment operations	0.74	0.57	0.91	0	0.44

Distributions to shareholders from
Net investment income	(0.27)	(0.41)	(0.47)	(0.48)	(0.49)

Net asset value, end of period	$10.22	$9.75	$9.59	$9.15	$9.63

Total return(2)	7.69%	5.97%	10.15%	0.03%	4.60%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,013	$14,212	$11,188	$4,740	$5,605
Ratios to average net assets
Expenses(3)	1.70%	1.71%	1.74%	1.71%	1.70%
Net investment income	2.99%	4.15%	4.90%	5.12%	4.97%
Portfolio turnover rate	129%	121%	86%	58%	98%

(1)

As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(2)

Excluding applicable sales charges

(3)

The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I(2)	2003	2002(1)	2001	2000	1999

Net asset value, beginning of period	$9.75	$9.59	$9.15	$9.63	$9.68

Income from investment operations
Net investment income	0.41	0.50	0.56	0.57	0.59
Net realized and unrealized gains or losses on securities	0.43	0.16	0.44	(0.48)	(0.05)

Total from investment operations	0.84	0.66	1.00	0.09	0.54

Distributions to shareholders from
Net investment income	(0.37)	(0.50)	(0.56)	(0.57)	(0.59)

Net asset value, end of period	$10.22	$9.75	$9.59	$9.15	$9.63

Total return	8.77%	7.02%	11.25%	1.04%	5.66%

Ratios and supplemental data
Net assets, end of period (thousands)	$489,565	$327,753	$263,619	$231,417	$222,876
Ratios to average net assets
Expenses(3)	0.70%	0.71%	0.75%	0.71%	0.71%
Net investment income	4.02%	5.16%	5.97%	6.12%	5.96%
Portfolio turnover rate	129%	121%	86%	58%	98%

(1)

As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects of this change for the year ended April 30, 2002 was a decrease in net investment income per share of $0.02; an increase in net realized gains or losses per share of $0.02; and a decrease to the ratio of net investment income to average net assets of 0.22%. The above per share information, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(2)

Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

(3)

The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

9

SCHEDULE OF INVESTMENTS

April 30, 2003	Credit Rating^	Principal Amount	Value

ASSET-BACKED SECURITIES 5.1%
Pinstripe I CDO, Ltd., Ser.1A, Class B1, 2.04%, 05/01/2036 144A | |	Aa3	$8,000,000	$7,841,250
SLMA:
Ser.1997-4, Class A2, FRN, 1.91%, 10/15/2010	AAA	8,711,406	8,806,279
Ser.1998-1, Class A2, FRN, 1.92%, 10/25/2011	AAA	9,247,609	9,364,678
Ser.1998-2, Class A2, FRN, 1.89%, 01/25/2014	AAA	10,684,010	10,826,103

Total Asset-Backed Securities			36,838,310

COLLATERALIZED MORTGAGE OBLIGATIONS 31.4%
Banc America Large Loan, Inc., Ser.2001-7WTA, Class G, 2.82%, 01/27/2006 144A | |	Ba2	8,000,000	7,555,000
Credit Suisse First Boston Mtge. Securities Corp., Ser.2002-FL1, Class C, 2.61%, 01/11/2010 144A	A	6,000,000	6,010,494
DLJ Comml. Mtge. Corp., Ser.1999-STF1, Class B2, 4.41%, 07/05/2008 144A | |	Baa3	2,676,654	2,674,981
FHLMC:
Ser.1616, Class FB, 3.11%, 11/15/2008	AAA	4,704,112	4,741,435
Ser.1671, Class TA, 1.81%, 02/15/2024	AAA	3,557,585	3,577,336
Ser.1933, Class PG, 6.15%, 12/15/2025	AAA	437,631	439,825
Ser.2380, Class FL, 1.91%, 11/15/2031	AAA	18,870,441	18,954,922
Ser.2395, Class FD, 1.91%, 05/15/2029	AAA	8,609,348	8,649,673
Ser.2412, Class D, 5.50%, 12/15/2009	AAA	397,820	397,840
Ser.2430, Class NB, 6.50%, 01/15/2027	AAA	12,500,000	12,783,690
Ser.2481, Class FE, 2.31%, 03/15/2032	AAA	15,371,098	15,645,904
Ser.H002, Class A6, 2.55%, 06/15/2007 | |	AAA	14,515,842	14,543,059
FNMA:
Ser.1993-174, Class FD, 3.06%, 09/25/2008	AAA	5,024,769	5,047,615
Ser.1993-221, Class FH, 2.44%, 12/25/2008	AAA	8,000,000	8,150,663
Ser.1997-34, Class F, 1.99%, 10/25/2023	AAA	16,800,753	16,914,912
Ser.2001-31, Class FJ, 1.82%, 04/25/2029	AAA	64,164	64,224
Ser.2001-53, Class CF, 1.72%, 10/25/2031	AAA	3,544,582	3,550,863
Ser.2002-13, Class FE, 2.22%, 02/27/2031	AAA	3,077,338	3,107,738
Ser.2002-67, Class FA, 2.32%, 11/25/2032 | |	AAA	12,686,516	12,894,655
Ser.2002-T1, Class A3, 7.50%, 11/25/2031	AAA	10,431,765	11,455,434
Ser.2002-T16, Class A1, 6.50%, 07/25/2042 | |	AAA	13,767,682	14,692,698
Ser.2002-W5, Class A7, 6.25%, 08/25/2030	AAA	19,480,000	20,575,456
Ser.2003-W6, Class 3A, 6.50%, 09/25/2032 | |	AAA	10,000,000	10,671,875
Greenwich Capital Acceptance, Inc., Ser.2001-ZC1A, Class A, 6.36%, 06/12/2006 144A | |	A+	3,432,004	3,611,111
Lehman Brothers Comml. Mtge. Trust, Ser.2002-LLFA, Class G, FRN, 2.31%, 06/14/2017 144A	A	6,785,000	6,783,643
Morgan Stanley Dean Witter Capital I, Ser.2002-HQ, Class A1, 4.59%, 04/15/2034	AAA	3,158,950	3,270,775
PNC Mtge. Securities Corp.:
Ser.1998-4, Class CB3, 6.85%, 05/25/2028	NA	3,427,126	3,576,844
Ser.1999-1, Class CB2, 6.77%, 03/25/2029	NA	3,176,906	3,350,269

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS continued

April 30, 2003	Credit Rating ^	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS continued
Residential Funding Mtge. Securities, Ser. 1995-J4, Class 1, 6.52%, 05/28/2025 | |	AAA	$2,705,382	$2,798,379

Total Collateralized Mortgage Obligations			226,491,313

CORPORATE BONDS 6.2%
FINANCIALS 5.2%
Banks 2.2%
Bank of America Corp., 4.875%, 01/15/2013p	A+	5,000,000	5,143,200
HSBC Holdings Plc, 5.25%, 12/12/2012	A	3,000,000	3,127,125
Landesbank Baden Wurttemberg, 6.35%, 04/01/2012	AAA	5,000,000	5,667,935
Suntrust Bank, 5.45%, 12/01/2017	A+	2,000,000	2,133,322

			16,071,582

Diversified Financials 1.6%
General Electric Capital Corp., 6.00%, 06/15/2012	AAA	4,000,000	4,421,720
Goldman Sachs Group, Inc., 7.80%, 01/28/2010	A+	2,000,000	2,399,366
Morgan Stanley Group, Inc., 5.30%, 03/01/2013	A+	4,500,000	4,679,483

			11,500,569

Insurance 1.4%
AIG SunAmerica Global Financing VI, 6.30%, 05/10/2011 144A	AAA	4,000,000	4,507,800
Allstate Corp., 6.125%, 02/15/2012	A+	5,000,000	5,552,500

			10,060,300

HEALTH CARE 0.3%
Pharmaceuticals 0.3%
Eli Lilly & Co., 4.50%, 03/15/2018	AA	2,000,000	1,970,342

INDUSTRIALS 0.3%
Industrial Conglomerates 0.3%
General Electric Co., 5.00%, 02/01/2013	AAA	2,000,000	2,071,138

INFORMATION TECHNOLOGY 0.4%
Computers & Peripherals 0.4%
International Business Machines Corp., 7.00%, 10/30/2025	A+	2,850,000	3,395,698

Total Corporate Bonds			45,069,629

MORTGAGE-BACKED SECURITIES 42.3%
FHLMC:
5.00%, TBA ±±	AAA	43,750,000	44,676,975
5.50%, TBA #	AAA	27,000,000	27,624,375
6.00%, TBA ±±	AAA	25,000,000	25,937,500
6.50%, TBA ±±	AAA	38,000,000	39,938,144
6.50%, 02/01/2010-08/01/2032	AAA	28,744,073	30,243,964
7.00%, TBA ±±	AAA	9,000,000	9,495,000
7.00%, 12/01/2029-07/01/2032	AAA	9,467,304	9,989,214
7.50%, 05/01/2027-08/01/2028	AAA	4,477,452	4,790,229
9.00%, 01/01/2017	AAA	444,815	496,496
9.50%, 09/01/2020	AAA	190,056	212,345

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

April 30, 2003	Credit Rating ^	Principal Amount	Value

MORTGAGE-BACKED SECURITIES continued
FHLMC:
10.00%, 12/01/2019-08/01/2021	AAA	$247,667	$284,884
10.50%, 12/01/2019	AAA	664,772	773,136
FNMA:
4.67%, 01/01/2010 | |	AAA	3,487,768	3,644,717
5.00%, TBA ±±	AAA	10,000,000	10,265,620
5.50%, TBA ±±	AAA	10,000,000	10,234,380
5.99%, 11/01/2008	AAA	3,607,630	3,949,349
6.00%, TBA ±±	AAA	15,000,000	15,571,875
6.00%, 02/01/2008-05/01/2011	AAA	799,316	844,225
6.09%, 12/01/2008	AAA	4,089,615	4,493,309
6.39%, 04/01/2008	AAA	3,413,725	3,828,719
6.40%, 08/01/2011 | |	AAA	2,575,959	2,918,884
6.50%, TBA ±±	AAA	11,750,000	12,267,728
6.50%, 03/01/2012-01/01/2024	AAA	14,112,722	15,014,463
7.00%, 11/01/2026-02/01/2032	AAA	1,441,404	1,524,327
7.50%, 07/01/2023-05/01/2027	AAA	2,889,987	3,098,072
9.50%, 06/01/2022	AAA	216,290	241,336
11.00%, 01/01/2016	AAA	272,523	312,843
11.25%, 02/01/2016	AAA	391,947	455,664
GNMA:
5.50%, TBA ±±	AAA	10,000,000	10,287,500
6.00%, 11/15/2028	AAA	3,906,165	4,098,568
6.50%, 12/15/2025	AAA	377,667	399,107
7.00%, 12/15/2022-03/15/2028	AAA	1,683,129	1,794,763
7.34%, 10/20/2021-09/20/2022	AAA	1,943,178	2,073,533
7.50%, 02/15/2022-08/15/2023	AAA	2,046,867	2,201,131
8.00%, 09/15/2009	AAA	56,553	61,134
8.50%, 02/15/2023	AAA	30,569	33,574
9.50%, 01/15/2019-02/15/2021	AAA	579,725	655,184
10.00%, 12/15/2018	AAA	160,610	185,271

Total Mortgage-Backed Securities			304,917,538

U.S. GOVERNMENT & AGENCY OBLIGATIONS 17.7%
FFCB, 5.125%, 03/06/2006	AAA	5,000,000	5,413,155
FHLB:
3.25%, 08/15/2005 p	AAA	5,000,000	5,162,730
4.625%, 04/15/2005	AAA	5,000,000	5,292,175
4.75%, 06/28/2004 ##	AAA	20,000,000	20,800,540
FHLMC:
2.875%, 09/15/2005	AAA	5,500,000	5,631,857
3.50%, 09/15/2007 p	AAA	10,000,000	10,290,610
5.125%, 10/15/2008 p	AAA	4,000,000	4,391,364
5.25%, 01/15/2006 p	AAA	4,000,000	4,339,784
6.00%, 06/15/2011	AAA	2,000,000	2,285,364
6.875%, 09/15/2010	AAA	5,000,000	6,001,205

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

April 30, 2003	Credit Rating ^	Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS continued
FNMA:
2.875%, 10/15/2005 p	AAA	$5,000,000	$5,124,565
3.25%, 11/15/2007 p	AAA	5,000,000	5,084,510
4.375%, 09/15/2012 p	AAA	8,000,000	8,109,816
6.125%, 03/15/2012	AAA	5,000,000	5,757,405
6.50%, 08/15/2004 p	AAA	10,000,000	10,671,130
7.125%, 03/15/2007	AAA	10,000,000	11,672,480
FRN, 1.125%, 01/01/2004	AAA	11,776,224	11,778,379

Total U.S. Government & Agency Obligations			127,807,069

U.S. TREASURY OBLIGATIONS 16.9%
U.S. Treasury Bonds:
5.375%, 02/15/2031 p	AAA	10,000,000	10,914,850
7.50%, 11/15/2016 p	AAA	7,000,000	9,220,316
8.00%, 11/15/2021 p	AAA	2,000,000	2,806,172
U.S. Treasury Notes:
1.50%, 02/28/2005 p	AAA	5,000,000	5,008,205
1.625%, 01/31/2005 ##	AAA	10,000,000	10,041,020
2.125%, 08/31/2004 p	AAA	15,000,000	15,178,140
2.25%, 07/31/2004 p	AAA	9,000,000	9,117,774
3.00%, 02/15/2008 p	AAA	12,500,000	12,632,825
3.875%, 02/15/2013 p	AAA	8,000,000	8,013,128
4.375%, 05/15/2007-08/15/2012 p	AAA	11,000,000	11,719,813
5.00%, 08/15/2011 p	AAA	5,000,000	5,476,565
5.875%, 11/15/2004 p	AAA	10,000,000	10,693,360
6.50%, 08/15/2005 p	AAA	10,000,000	11,099,220

Total U.S. Treasury Obligations			121,921,388

YANKEE OBLIGATIONS-GOVERNMENT 0.3%
Austria, 5.25%, 10/05/2009	AAA	1,850,000	2,033,612

	Shares	Value

SHORT-TERM INVESTMENTS 29.3%
MUTUAL FUND SHARES 29.3%
Evergreen Institutional Money Market Fund ø ±	57,676,263	57,676,263
Navigator Prime Portfolio pp	153,849,964	153,849,964

Total Short-Term Investments		211,526,227

Total Investments (cost $1, 063, 806, 870) 149.2%		1,076,605,086
Other Assets and Liabilities (49.2%)		(355,237,956)

Net Assets 100.0%		$721,367,130

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

April 30, 2003

^

Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.

ø

Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

|  |

No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

±

All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.

±±

Security acquired under mortgage dollar roll agreement.

p

All or a portion of this security is on loan.

pp

Represents investment of cash collateral received from securities on loan.

#

When-issued security

##

All or a portion of the security has been segregated for when-issued securities.

Summary of Abbreviations:

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
SLMA	Student Loan Marketing Association
TBA	To Be Announced

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003

ASSETS
Identified cost of securities	$1,063,806,870
Net unrealized gains on securities	12,798,216

Market value of securities	1,076,605,086
Receivable for securities sold	145,643,756
Principal paydown receivable	1,117
Receivable for Fund shares sold	3,606,042
Receivable for securities lending income	16,131
Interest receivable	4,786,699
Prepaid expenses and other assets	149,943

Total assets	1,230,808,774

LIABILITIES
Dividends payable	371,930
Payable for securities purchased	205,649,556
Payable for open mortgage dollar rolls	145,194,561
Payable for Fund shares redeemed	3,884,438
Payable for securities on loan	153,849,964
Advisory fee payable	8,270
Due to other related parties	1,969
Accrued expenses and other liabilities	480,956

Total liabilities	509,441,644

Net assets	$721,367,130

Net assets represented by
Paid-in capital	$720,123,047
Overdistributed net investment income	(399,150)
Accumulated net realized losses on securities	(11,154,983)
Net unrealized gains on securities	12,798,216

Total net assets	$721,367,130

Net assets consists of
Class A	$146,427,251
Class B	59,361,594
Class C	26,012,905
Class I	489,565,380

Total net assets	$721,367,130

Shares outstanding
Class A	14,334,058
Class B	5,811,144
Class C	2,546,523
Class I	47,923,396

Net asset value per share
Class A	$10.22
Class A—Offering price (based on sales charge of 4.75%)	$10.73
Class B	$10.22
Class C	$10.22
Class C—Offering price (based on sales charge of 1.00%)	$10.32
Class I	$10.22

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended April 30, 2003

Investment income
Interest	$24,832,063
Mortgage dollar roll transactions	4,812,716

Total investment income	29,644,779

Expenses
Advisory fee	2,633,787
Distribution Plan expenses
Class A	376,056
Class B	570,158
Class C	231,444
Administrative services fee	627,092
Transfer agent fees	840,049
Trustees’ fees and expenses	8,902
Printing and postage expenses	34,916
Custodian fee	164,766
Registration and filing fees	9,945
Professional fees	22,748
Other	24,291

Total expenses	5,544,154
Less: Expense reductions	(2,539)
Expense reimbursements	(4,272)

Net expenses	5,537,343

Net investment income	24,107,436

Net realized and unrealized gains or losses on securities
Net realized gains on securities	17,673,872
Net change in unrealized gains or losses on securities	7,235,603

Net realized and unrealized gains or losses on securities	24,909,475

Net increase in net assets resulting from operations	$49,016,911

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2003		2002

Operations
Net investment income		$24,107,436		$24,461,665
Net realized gains on securities		17,673,872		5,362,487
Net change in unrealized gains or losses on securities		7,235,603		1,633,950

Net increase in net assets resulting from operations		49,016,911		31,458,102

Distributions to shareholders from
Net investment income
Class A		(5,099,288)		(6,161,185)
Class B		(1,535,465)		(2,374,307)
Class C		(616,085)		(566,951)
Class I *		(14,724,478)		(15,163,917)

Total distributions to shareholders		(21,975,316)		(24,266,360)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	17,049,018	170,302,635	14,352,794	139,812,589
Class B	2,882,631	28,877,383	2,035,673	19,905,493
Class C	2,223,637	22,247,604	1,346,924	13,107,322
Class I *	30,137,028	303,895,597	18,268,591	178,290,080

		525,323,219		351,115,484

Net asset value of shares issued in reinvestment of distributions
Class A	349,844	3,520,371	426,196	4,164,549
Class B	105,992	1,067,084	156,089	1,524,936
Class C	41,734	420,537	44,309	433,663
Class I *	1,335,306	13,447,251	1,382,439	13,504,144

		18,455,243		19,627,292

Automatic conversion of Class B shares to Class A shares
Class A	508,392	5,130,200	2,661,180	25,838,430
Class B	(508,392)	(5,130,200)	(2,659,847)	(25,838,430)

		0		0

Payment for shares redeemed
Class A	(18,115,090)	(180,977,585)	(14,162,342)	(137,981,140)
Class B	(1,489,516)	(14,974,107)	(1,542,159)	(15,022,341)
Class C	(1,175,934)	(11,830,083)	(1,100,275)	(10,704,033)
Class I *	(17,152,118)	(172,490,229)	(13,525,063)	(131,820,881)

		(380,272,004)		(295,528,395)

Net increase in net assets resulting from capital share transactions		163,506,458		75,214,381

Total increase in net assets		190,548,053		82,406,123
Net assets
Beginning of period		530,819,077		448,412,954

End of period		$721,367,130		$530,819,077

Overdistributed net investment income		$(399,150)		$(339,367)

*

Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

See Notes to Financial Statements

17

STATEMENT OF CASH FLOWS

Year Ended April 30, 2003

Cash Flows from Operating Activities:
Net increase in net assets from operations	$49,016,911
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(1,340,558,607)
Proceeds from disposition of investment securities	1,053,328,133
Purchase of short-term investment securities, net	(129,471,461)
Decrease in interest receivable	1,565
Increase in receivable for securities sold	(79,854,085)
Increase in receivable for Fund shares sold	(2,549,719)
Increase in other assets	(58,369)
Increase in payable for securities purchased	274,713,623
Decrease in payable for Fund shares redeemed	(1,008,701)
Increase in accrued expenses	(31,236)
Unrealized appreciation on investments	(7,361,033)
Net realized gains from investments	(14,767,266)

Net cash used in operating activities	(198,600,245)

Cash Flows from Financing Activities:
Increase in mortgage dollar roll transactions	56,998,991
Increase in additional paid-in capital	145,051,215
Cash distributions paid	(3,449,961)

Net cash provided by financing activities	198,600,245

Net increase in cash	$0

Cash:
Beginning of year	$0

End of year	$0

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Evergreen U.S. Government Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a.  Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.  When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

19

NOTES TO FINANCIAL STATEMENTS continued

c.  Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d.  Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

e.  Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

f.  Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g.  Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers, mortgage paydown gains and losses, premium amortization and mortgage dollar rolls.

h.  Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

20

NOTES TO FINANCIAL STATEMENTS continued

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.42% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. Total amounts subject to recoupment as of April 30, 2003 were $4,272. During the year ended April 30, 2003, the investment advisor reimbursed expenses relating to Class A shares in the amount of $4,272, which represents 0.00% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2003, the transfer agent fees were equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.

4.  DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on March 27, 2003.

5.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended April 30, 2003:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$1,197,949,838	$139,623,984	$745,670,528	$191,446,062

21

NOTES TO FINANCIAL STATEMENTS continued

The Fund loaned securities during the year ended April 30, 2003 to certain brokers. At April 30, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $151,620,607 and $153,849,964, respectively. During the year ended April 30, 2003, the Fund earned $58,322 in income from securities lending.

During the year ended April 30, 2003, the Fund entered into dollar roll transactions. At April 30, 2003, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$ 34,817,871	Bear Stearns Securities Corp.	6/17/2003
26,031,706	Lehman Brothers, Inc.	6/12/2003
24,340,868	Merrill Lynch	5/19/2003
15,692,630	UBS Warburg LLC	6/12/2003
15,634,258	Chase Securities, Inc.	6/12/2003
12,296,232	Deutsche Bank Securities, Inc.	6/12/2003
10,328,212	Greenwich Capital	6/19/2003
10,313,281	UBS Warburg LLC	6/17/2003
10,268,299	Chase Securities, Inc.	6/12/2003
10,261,267	Chase Securities, Inc.	6/12/2003
9,496,656	Goldman Sachs & Co.	5/14/2003

On April 30, 2003, the aggregate cost of securities for federal income tax purposes was $1,065,437,800. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,456,988 and $1,289,702, respectively, with a net unrealized appreciation of $11,167,286.

As of April 30, 2003, the Fund had $9,524,053 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2004	2005	2007	2008	2009

$2,226,686	$724,690	$1,281,377	$4,853,705	$437,595

6.  INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2003, the Fund did not participate in the interfund lending program.

7.  DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover

$399,150	$11,167,286	$9,524,053

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, mortgage dollar rolls and premium amortization.

22

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid for the years ended April 30, 2003 and April 30, 2002 were $21,975,316 and $24,266,360, respectively, of ordinary income.

8.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,539, which represents 0.00% of its average daily net assets.

9.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10.  FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended April 30, 2003, the Fund had no borrowings under this agreement.

23

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen U. S. Government Fund, a series of Evergreen Fixed Income Trust, as of April 30, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We also audited the statement of cash flows for the year ended April 30, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen U. S. Government Fund, as of April 30, 2003, the results of its operations, its cash flows, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts June 6, 2003

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27

TRUSTEES AND OFFICERS

TRUSTEES (1)

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None

Principal occupations: Sales Manager, SMI-STEEL–South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None

Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

28

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA(2) Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None

Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS

William M. Ennis(3) President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group,Wachovia Bank, N.A.

Carol Kosel(4) Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce(4) Secretary DOB: 4/20/1960 Term of office since: 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel,Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt(5) Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998

Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft(5) Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

(1)

Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

(2)

Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund’s investment advisor.

(3)

The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

(4)

The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

(5)

The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

29

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*  As of April 30, 2003

Visit us online at EvergreenInvestments.com

F O R  M O R E  I N F O R M A T I O N
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566663 6/2003

Evergreen InvestmentsSM

            MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

Item 2 - Code of Ethics
Not applicable.
Item 3 - Audit Committee Financial Expert
Not applicable.
Items 4-8 [Reserved]
Not applicable.
Item 9 - Controls and Procedures
(a)	The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits
(a)	Not applicable.
(b)(1)	Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)	Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:	Dennis H. Ferro, Principal Executive Officer/President
Date: June 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	Dennis H. Ferro, Principal Executive Officer/President
Date: June 30, 2003
By:	Carol A. Kosel Principal Financial Officer/Treasurer
Date: June 30, 2003